                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                     Cotton Valley Resources Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:


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     (2) Aggregate number of securities to which transaction applies:


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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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     (4) Proposed maximum aggregate value of transaction:


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     (5) Total fee paid:


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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:


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     (2) Form, Schedule or Registration Statement No.:


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     (3) Filing Party:


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     (4) Date Filed:


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
                       COTTON VALLEY RESOURCES CORPORATION
                     8350 N. CENTRAL EXPRESSWAY, SUITE M2030
                               DALLAS, TEXAS 75206
                                 (214) 363-1968


                     NOTICE OF ANNUAL AND SPECIAL MEETING OF
                    STOCKHOLDERS TO BE HELD FEBRUARY 10, 1998


To the Stockholders of
Cotton Valley Resources Corporation:


         The Annual and Special Meeting (the "Meeting") of the Stockholders of Cotton Valley Resources Corporation (the "Company") will be held at 8350 N. Central Expressway, Suite M2030, Dallas, Texas 75206, at 2:00 P.M., Central Standard Time, on February 10, 1998, for the following purposes:

1. To elect a board of five (5) directors to serve until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

2. To approve the 1997 Stock Compensation Plan of Cotton Valley Resources Corporation;

3. To approve the 1997 Non-Employee Directors Stock Option Plan of Cotton Valley Resources Corporation;

4. To approve the appointment of Hein + Associates LLP as independent public accountants to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending June 30, 1998 at a remuneration to be determined by the Board of Directors of the Company; and

5. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on December 15, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the Meeting. The transfer books will not be closed.

         The enclosed Proxy Statement contains more information pertaining to matters to be voted on at the Meeting. Please read the Proxy Statement carefully.

         ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. STOCKHOLDERS ARE URGED, WHETHER OR NOT THEY PLAN TO ATTEND THE MEETING, TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. IF A STOCKHOLDER WHO HAS RETURNED A PROXY FINDS THAT HE CAN ATTEND THE MEETING IN PERSON, HE MAY REVOKE HIS PROXY AND VOTE IN PERSON ON ALL MATTERS SUBMITTED TO THE MEETING.

                             By order of the Board of Directors.


                                     EUGENE A. SOLTERO,
                                  Chairman of the Board and
                                   Chief Executive Officer

Dallas, Texas
December 29, 1997

                      COTTON VALLEY RESOURCES CORPORATION
                    8350 N. Central Expressway, Suite M2030
                              Dallas, Texas 75206

                           -------------------------

                                PROXY STATEMENT
                                    FOR THE
                   ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 10, 1998

                           -------------------------

                    SOLICITATION AND REVOCABILITY OF PROXIES

         A Proxy in the accompanying form is being solicited by the Board of Directors of Cotton Valley Resources Corporation (the "Company") for use at the Company's Annual and Special Meeting of Stockholders to be held at 8350 N. Central Expressway, Suite M2030, Dallas, Texas 75206, at 2:00 P.M., Central Standard Time, on February 10, 1998, and at any adjournment thereof. The Company will bear the cost of such solicitation. Proxies, together with copies of this Proxy Statement, are being mailed to stockholders of the Company on or about December 29, 1997.

         Execution and return of the enclosed Proxy will not in any way affect a stockholder's right to attend the meeting and to vote in person, and any stockholder giving a Proxy has the power to revoke it at any time before it is voted by filing with the Secretary of the Company a written revocation or duly executed Proxy bearing a later date. A Proxy, when executed and not revoked, will be voted in accordance with the instructions thereon. In the absence of specific instructions, Proxies will be voted by the individuals named in this Proxy "FOR" the election as directors of those five (5) nominees named in the Proxy Statement, "FOR" the proposal to approve the 1997 Stock Compensation Plan, "FOR" the proposal to approve the 1997 Non-Employee Directors Stock Option Plan, "FOR" the proposal to approve the appointment of Hein + Associates LLP as independent public accountants of the Company, and, in accordance with their best judgment, on all other matters that may properly come before the meeting.

                          VOTING SECURITIES AND QUORUM

         Stockholders of record at the close of business on December 15, 1997, will be entitled to notice of and to vote at the meeting. On December 15, 1997, the Company had issued and outstanding 17,283,248 shares of Common Stock. The presence, in person of two (2) individual holders of Common Stock is necessary to constitute a quorum at the meeting. Each holder of Common Stock will be entitled to one vote per share held. The Articles of Amalgamation of the Company do not provide for cumulative voting rights.

         The favorable vote of the holders of a majority of the shares of Common Stock present in person or by Proxy at the meeting is required for the approval of matters presented to the meeting, except that in the election of directors, the five (5) individuals receiving the greatest number of votes shall be deemed elected even though not receiving a majority.

                       PROPOSAL 1:  ELECTION OF DIRECTORS

         The Company's Bylaws provide that the Board of Directors shall consist of not less than three (3) nor more than nine (9) directors. The Board of Directors currently consists of five directors, including Eugene A. Soltero, James E. Hogue, Wayne T. Egan, Michael Kamis and Richard J. Lachcik. The Bylaws further provide for each director to serve a one-year term or until his successor is duly elected and qualified. Current members of the Company's Board of Directors are nominees for reelection to the Board of Directors at the meeting.

         If, for any reason, any nominee shall not be a candidate for election as a director at the meeting, an event not now anticipated, the enclosed Proxy will be voted for such substitute as shall be designated by the Board of Directors.

         The nominees for election as directors of the Company were designated by the Board of Directors.

NOMINEES FOR THE BOARD OF DIRECTORS

         Each of the following nominee's principal occupation, age and period of service as a director of the Company is listed below.

         EUGENE A. SOLTERO (54) has served the Company as a director since February 1995. He was President from February 1995 to July 1996 and has been Chairman and Chief Executive Officer since January 1996. From March 1994 to February 1995, Mr. Soltero was President and Chief Executive Officer of Cimarron Resources, Inc., an independent gas production company. From August 1991 to March 1994, he was Chairman of the Board, President and Chief Executive Officer of Aztec Energy Corporation, a publicly-held independent oil and gas production company. In June 1994, Aztec Energy Corporation entered into bankruptcy proceedings. Mr. Soltero has served as Chief Operating Officer and/or Chief Executive Officer for private and public oil and gas companies for more than 20 years, including directing the formation and growth of start-up companies. Early in his career, he was trained at Sinclair Oil Corporation in exploration and production management, served as Manager of Planning for Texas International Petroleum Corporation, and Petroleum Economist for DeGolyer and MacNaughton, petroleum exploration and production consultants. Mr. Soltero is a member of the Society of Petroleum Engineers, a member and former director of the Independent Petroleum Association of America and the Texas Independent Producers and Royalty Owners. He has also served, on two separate terms, as a director of the Independent Petroleum Refiners Association of America. He is a master's graduate of the Massachusetts Institute of Technology in business (where he was awarded the Sinclair Fellowship in Petroleum Economics) with an undergraduate engineering degree from The Cooper Union. Mr. Soltero is a registered professional engineer in the State of Texas.

         JAMES E. HOGUE (60) became President, Chief Operating Officer and a director of the Company in July 1996. Since 1988, Mr. Hogue has served as a director, President and major shareholder of Third Coast Capital, Inc., a venture capital company. Since 1991, Mr. Hogue has served as President of Martex Oil and Gas, Inc. In 1983, Mr. Hogue formed Mayco Petroleum, Inc., for which he served as President until 1988. Early in his career, Mr. Hogue served as a driller for Leatherwood Company and as a core engineer for Sargent Diamond Bit, Inc. Subsequently, Mr. Hogue became President and major shareholder of a diamond bit manufacturing company. In the late 1970s, Mr. Hogue served for four years as President of Union Crude Oil Company, an exploration and drilling company, and for two years as Vice President of Independent Producers Marketing Company, a crude oil supply and transportation company. Mr. Hogue has participated in drilling or furnishing services for over 3,000 wells in Texas, Oklahoma, New Mexico, Louisiana and Colorado.

         WAYNE T. EGAN (34) has served as a director of the Company since June 1996 and is a partner in the law firm of Weir & Foulds serving in the securities law section of said firm. He holds an L.L.B. from Queen's University and a Bachelor of Commerce from the University of Toronto, and is a member of the Canadian Bar Association. Weir & Foulds serves as the Company's Canadian corporate counsel.

         RICHARD J. LACHCIK (40) has served as a director of the Company since June 1996 and is a partner in the law firm of Weir & Foulds. He currently serves as the partner in charge of the securities law section. Mr. Lachcik is a graduate of Queen's University with an L.L.B., holds a B.A. from the University of Toronto, and is a member of the Ontario Bar.

         MICHAEL KAMIS (44) has served as a director of the Company since November 1996. Mr. Kamis has a Bachelor of Science degree in Petroleum Engineering from the University of Wyoming. He has held increasingly responsible positions throughout the world with oil and gas producers and service companies. Since 1985, Mr. Kamis has served as president of Apex Energy Consultants, Inc., of Calgary, Alberta, a provider of reserve and economic evaluations to the petroleum industry and financial institutions. In this capacity, Mr. Kamis has managed reservoir and production studies in Canada, Southeast Asia, Europe, North Africa, Central America, Australia, and the U.S.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF ALL OF THE PROPOSED NOMINEES TO THE BOARD OF DIRECTORS.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company has established an Audit Committee and a Compensation Committee. The Audit Committee reviews and makes recommendations to the Board of Directors with respect to the engagement of the Company's independent public accountants, reviewing with such accountants the plans for and the results and scope of the auditing engagement and certain other matters relating to the services provided to the Company, including the independence of such accountants. The Audit Committee held one meeting during the fiscal year ended June 30, 1997.

         The Compensation Committee reviews on behalf of, and makes recommendations to, the Board of Directors with respect to compensation of directors, executive officers and key employees of the Company and, if approved at the meeting, will administer the Company's 1997 Stock Compensation Plan.
The Compensation Committee held one meeting during the fiscal year ended June 30, 1997.

         If the Non-Employee Directors Stock Option Plan (the "Directors Plan") is approved at the meeting, the Board of Directors will establish a Stock Option committee to administer the Directors Plan. See "Proposal No. 3:
Approval of the 1997 Non-Employee Directors Stock Option Plan of Cotton Valley Resources Corporation."

COMPENSATION OF DIRECTORS

         Each director who is not an employee of the Company is paid $500 for each meeting of the Board of Directors attended (exclusive of telephonic meetings) and $500 for each meeting of a committee of the Board of Directors attended (exclusive of committee meetings occurring on the same day as Board Meetings), and will be reimbursed for expenses incurred in attending such meetings. Directors who are employees of the Company are not paid any additional compensation for attendance at Board of Directors or committee meetings. During the fiscal year ended June 30, 1997, the Board of Directors held one meeting and acted by unanimous consent on 10 occasions.

EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid or to be paid to the Company's executive officers, directly or indirectly, for services rendered in all capacities for the referenced periods.

                           SUMMARY COMPENSATION TABLE

                                                                                                 LONG-TERM
                                                                 ANNUAL COMPENSATION(1)        COMPENSATION
                                                              --------------------------      ---------------
                                                                            OTHER ANNUAL        RESTRICTED
                 NAME AND PRINCIPAL POSITION         YEAR       SALARY      COMPENSATION      STOCK AWARDS(2)
            ------------------------------------     ----     ----------    ------------      ---------------
            Eugene A. Soltero, Chairman of the       1997     $120,000           $0               $60,000
               Board and Chief Executive Officer     1996     $115,000           $0
                                                     1995      $25,000           $0

            James E. Hogue, President and            1997     $120,000           $0               $60,000
               Chief Operating Officer               1996     $115,000           $0
                                                     1995      $25,000           $0

            Peter Lucas, Senior Vice President       1997     $110,000           $0
                                                     1996     $101,500           $0
                                                     1995           $0           $0

-------------------------
(1) Certain of the Company's executive officers receive personal benefits in addition to salary. The aggregate amounts of these benefits, however, do not exceed the lesser of $50,000 or 10% of the total annual salary reported for the executives.
(2) Each of Messrs. Soltero and Hogue received warrants to purchase 83,333 shares of Common Stock at a per warrant exercise price of $.72. The warrants expire December 31, 1999.

EMPLOYMENT AGREEMENTS

   The Company does not have employment contracts with any of its executive officers.

OPTIONS

         The following table sets forth information regarding options granted to executive officers and directors of the Company during fiscal 1997:

                       OPTION GRANTS IN LAST FISCAL YEAR
                              (INDIVIDUAL GRANTS)


                                    NUMBER OF               PERCENT OF TOTAL
                             SECURITIES(1) UNDERLYING      OPTIONS GRANTED TO        EXERCISE OR     EXPIRATION
                NAME             OPTIONS GRANTED        EMPLOYEES IN FISCAL YEAR      BASE PRICE        DATE
        -------------------  ------------------------   ------------------------     -----------    ------------
        Eugene A. Soltero              -0-                        N/A                    N/A             N/A
        James E. Hogue                 -0-                        N/A                    N/A             N/A
        Peter Lucas                    -0-                        N/A                    N/A             N/A
        Wayne Egan                    50,000                     13.8%                  $1.83       July 1, 2000
        Michael Kamis                200,000                     55.5%                  $1.83       July 1, 2000
        Richard J. Lachcik            50,000                     13.8%                  $1.83       July 1, 2000

-------------------------
(1) Shares of Common Stock.

         The following table sets forth information regarding the value of unexercised options held by executive officers and directors of the Company as of June 30, 1997. No options were exercised by executive officers or directors of the Company during fiscal 1997.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                 NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                UNDERLYING-UNEXERCISED        IN-THE-MONEY-OPTIONS AT
                                                OPTIONS AT FY-END                      FY-END
             NAME                            EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE
             ----                            -------------------------       -------------------------
             Eugene A. Soltero                          200,000/0                      $0/$0
             James E. Hogue                             200,000/0                      $0/$0
             Peter Lucas                                200,000/0                      $0/$0
             Wayne T. Egan                               50,000/0                      $0/$0
             Michael Kamis                              200,000/0                      $0/$0
             Richard J. Lachcik                          50,000/0                      $0/$0

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of December 15, 1997, by
(i) each person who "beneficially" owns more than 5% of all outstanding shares of Common Stock, (ii) each director and executive officer, and (iii) all directors and executive officers as a group. Except as otherwise indicated, all persons listed below have (a) sole voting power and investment power with respect to their Common Stock except to the extent that authority is shared by spouses under applicable law, and (b) record and beneficial ownership of their shares.




                                                                                        PERCENTAGE OF
                                                       AMOUNT AND NATURE OF              OUTSTANDING
                              NAME                     BENEFICIAL OWNERSHIP              COMMON STOCK
              -------------------------------------    --------------------      --------------------------
              Eugene A. Soltero(1)                          2,864,333(4)                    16.0%
              James E. Hogue(1)                             2,894,333(5)                    16.2%
              Wayne T. Egan(2)                                 29,000(6)                     *
              Richard J. Lachcik(2)                             -0-                          0%
              Michael Kamis(3)                                200,000(7)                     1.1%
              All directors and executive officers
                 as a group (five persons)                  5,987,666                       32.1%

              Liviakis Financial Communications,            2,966,851(8)                    17.2%
                 Inc.(8)

-------------------------
*Less than 1%.
(1) The address of Messrs. Soltero and Hogue is 8350 North Central Expressway, Suite M2030, Dallas, Texas 75206.
(2) The address of Messrs. Egan and Lachcik is Suite 1600, 2 First Canadian Place, Toronto, Ontario, Canada M5X 1J5
(3) The address of Mr. Kamis is Suite 700, 816-8 Avenue SW, Calgary, Alberta, Canada T2P 3P2.
(4) Includes 500,000 shares of Common Stock subject to employee stock options, 83,333 warrants to purchase 83,333 shares of Common Stock and the following shares, beneficial ownership of which is disclaimed: 710,000 shares of Common Stock owned by the Soltero Family Limited Partnership, 256,000 shares of Common Stock held by Mr. Soltero's wife and approximately 1,250,000 shares held as attorney under a voting trust agreement. See "Voting Agreements" below.

(5) Includes 500,000 shares of Common Stock subject to employee stock options, 83,333 warrants to purchase 83,333 shares of Common Stock and the following shares, beneficial ownership of which is disclaimed: 740,000 shares of Common Stock owned by the Hogue Family Limited Partnership, 241,000 shares of Common Stock held by Mr. Hogue's wife and approximately 1,250,000 shares of Common Stock held as attorney under a voting trust agreement. See "Voting Agreements" below.
(6) Includes 20,000 shares of Common Stock issuable upon exercise of stock options.
(7) Includes 200,000 shares of Common Stock issuable upon exercise of stock options.
(8) Includes 100,000 shares issuable upon exercise of Warrants granted under the December 1997 letter of intent, and the following shares, beneficial ownership of which is disclaimed: 125,000 shares owned by an officer of Liviakis Financial Communications ("LFC"). The address of LFC is 2420 'K' Street, Sacramento, California 95816. See "Certain Relationships and Related Transactions."

VOTING AGREEMENTS

         Under the terms of a Voting Trust Agreement (the "Voting Agreement"), unaffiliated parties that transferred their interests in certain properties to the Company in exchange for securities provided a power of attorney to Eugene
A. Soltero and James E. Hogue to vote approximately 3.28 million shares of Common Stock held by such property contributors in Messrs. Soltero and Hogue's discretion between January 1, 1996, and January 1, 2001. The Voting Agreement expires with respect to the Common Stock transferred by any property contributor to an unaffiliated third party. The Company believes that as of December 15, 1997, approximately 2.5 million shares of Common Stock were subject to the Voting Agreement.

         LFC and its beneficial holders have agreed that, with respect to any shares of Common Stock acquired by them pursuant to its agreement with the Company, they will vote such shares of Common Stock for a period of five years for directors nominated by Messrs. Hogue and Soltero. Approximately 1,949,000 shares are currently subject to this agreement.

         Pursuant to the terms of the definitive acquisition agreement, the four previous shareholders of Aspen Energy corporation ("Old Aspen"), a wholly-owned subsidiary of the Company, agreed, for a period of five years, to vote their shares of Common stock for directors nominated by Messrs. Hogue and Soltero. Messrs. Hogue and Soltero are obligated, upon the Company's continuance into the Yukon Territories, a jurisdiction which allows a majority of the directors to be U.S. citizens, to nominate and vote for Mr. Leon Romero, former President of Old Aspen, as a director of the Company. Mr. Romero is currently an advisory director of the Company and has the right to attend all board meetings. Approximately 2,240,000 shares are currently subject to this agreement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In February 1995, the Company issued a total of 1,840,001 shares of Common Stock to Eugene A. Soltero and James E. Hogue for pre-incorporation services to the Company. In December 1995, the Company issued an additional 80,000 shares of Common Stock each to Eugene A. Soltero and James E. Hogue for pre-incorporation services.

         During the year ended June 30, 1997, the Company granted to senior employees options that enable the employees to purchase 800,000 Common Shares of the Company for $1.83 per share until July 1, 2000. During the years ended June 30, 1996 and 1995, the Company paid management fees to two corporations controlled by senior officers of the Company, aggregating $160,000 and $50,000, respectively, in lieu of salaries. In addition, the Company has received advances from these two companies which totaled $171,709 at June 30, 1997. As
of June 30, 1997, $149,710 of the advances remained outstanding.   The advances
are unsecured and without interest and are payable after June 30, 1998. During the year ended June 30, 1997, the Company paid to Weir & Foulds approximately $50,000 in legal fees. Most of the legal services are provided by Richard Lachcik and Wayne Egan, directors of the Company, who are members of Weir & Foulds. The foregoing transactions were on no less favorable terms than could have been obtained from unaffiliated third parties.

         Pursuant to a Consulting Agreement (the "Consulting Agreement") effective as of November 7, 1996 and ending January 2, 1998 by and between the Company and Liviakis Financial Communications, Inc. ("LFC"), the Company agreed and issued to LFC an aggregate of 1,490,000 shares of the Company's Common Stock.

         The Consulting Agreement also (i) granted LFC the right, which LFC has exercised in its entirety, to purchase 375,000 units ("Units"), each consisting of one share of Common Stock and one stock purchase warrant (a "Warrant"), entitling the holder thereof to acquire one share of Common Stock at an exercise price of approximately Eighty Cents ($0.80) during the period commencing on January 2, 1998 and terminating on November 7, 2001, and (ii) granted Robert B. Prag ("RBP"), the right, which RBP has exercised in its entirety, to purchase 125,000 Units. Under the Consulting Agreement, LFC has performed certain investor communications, financial and investor public relations, corporate finance and related services for the Company.

         On June 30, 1997, LFC advanced to the Company $579,000 pursuant to a 9% Convertible Secured Promissory Note (the "Note") dated June 24, 1997. Amounts outstanding under the Note were originally due on October 24, 1997, which maturity date the Company extended pursuant to the terms of the Note to November 24, 1997. The outstanding principal amount of the Note together with accrued but unpaid interest were convertible by LFC into shares of Common Stock at a conversion price of $1.6667 per share. On or about December 3, 1997, the Company repaid $479,000 of the principal amount of the Note and paid all interest accrued on the Note, and LFC converted $100,000 principal amount of the Note into 60,000 shares of Common Stock. In connection with the loan represented by the Note, the Company issued to LFC warrants (the "Loan Warrants") expiring April 30, 2002 to purchase 161,351 shares of Common Stock at an exercise price of $2.08 per share.

         In the Consulting Agreement and in the certificates representing the Warrants and the Loan Warrants, the Company granted to LFC and RBP certain rights to have shares of Common Stock registered under the Securities Act of 1933, as amended. Pursuant to the Note, the Company was obligated to repay, with interest, amounts advanced by LFC, and LFC was entitled to convert amounts owing under the Note into shares of Common Stock.

         In connection with a tentative agreement of LFC to continue to provide investor relations and financial consulting services to the Company after the termination of the Consulting Agreement in accordance with its terms, the Company agreed to issue to LFC stock purchase warrants expiring December 31, 2000 entitling LFC to purchase up to 100,000 shares of Common stock at an exercise price of $3.50 per share (the "Acquisition Warrants") in connection with each acquisition the Company completes while LFC continues to provide such services to the Company pursuant to the arrangements currently in effect. The parties have not yet specified the form of certificate that would represent the Acquisition Warrants.

         Any future transactions between the Company and its affiliates will be approved by a majority of disinterested directors and will be on terms no less favorable to the Company than those which could be obtained from unrelated third parties.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         In the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1997, the Company reported that all persons or entities subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), timely filed all reports required under the rules and regulations promulgated thereunder. Subsequent to the filing of the Annual Report with the Securities and Exchange Commission (the "SEC"), the Company became aware that both Wayne T. Egan and Richard J. Lachcik, each directors of the Company, failed to file a Form 3 -- Initial Statement of Beneficial Ownership of Securities, which filing was due in December 1996, and Form 4's -- Statement of Changes in Beneficial Ownership of Securities for the months ended September and October 1997. On December 19, 1997, Messrs. Egan and Lachcik filed with the SEC appropriate forms promulgated under Section 16(a) of the Exchange Act for the purpose of reporting their respective ownership interest and related transactions in the Company's Common Stock for the noted periods.

         Except for the events described in the foregoing paragraph, the Company is not aware of any transactions in its outstanding securities by or on behalf of any director, executive officer or 10% holder of the Common Stock, which would require the filing of any report pursuant to Section 16(a) that was not filed with the Company.


              PROPOSAL 2:  APPROVAL OF THE 1997 STOCK COMPENSATION
                  PLAN OF COTTON VALLEY RESOURCES CORPORATION

         The Board of Directors proposes that the stockholders of the Company approve the 1997 Stock Compensation Plan of Cotton Valley Resources Corporation (the "1997 Plan"). The 1997 Plan was adopted by the Board of Directors on November 13, 1997. The 1997 Plan terminates on November 13, 2007 unless previously terminated by the Board of Directors. The 1997 Plan is being implemented to encourage ownership of Common Stock by certain officers, directors, employees and advisors of the Company or its subsidiaries. The 1997 Plan also provides additional incentive for eligible persons to promote the success of the business of the Company or its subsidiaries, and to encourage them to remain in the employ of the Company or its subsidiaries by providing such persons an opportunity to benefit from any appreciation of the Common Stock through the issuance of stock options, related stock appreciation rights and reload options in accordance with the terms of the 1997 Plan.

         Eligible participants in the 1997 Plan include full time employees, directors (other than Non-Employee Directors) and advisors of the Company and its subsidiaries. Options granted under the 1997 Plan are intended to qualify as "incentive stock options" pursuant to the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options which do not constitute incentive stock options ("nonqualified options") as determined by the Company's Compensation Committee (the "Committee").

         The Board of Directors of the Company is of the opinion that it would be in the best interest of the Company to reserve for issuance under the 1997 Plan 1,400,000 shares to provide adequate shares of Common Stock for issuance to qualified individuals under the 1997 Plan, and to encourage such individuals to remain in the service of the Company in order to promote its business and growth strategy. The Company may also utilize the granting of options under the 1997 Plan to attract qualified individuals to become employees of the Company and to ensure the retention of management of any acquired business operations. Under the 1997 Plan the Company may also grant "Restricted Stock" awards. "Restricted Stock" represents shares of Common Stock issued to eligible participants under the 1997 Plan subject to the satisfaction by the recipient of certain conditions and enumerated in the specific Restricted Stock grant. Conditions which may be imposed include, but are not limited to, specified periods of employment, attainment of personal performance standards or the overall performance of the Company. The granting of Restricted Stock represents an additional incentive for eligible participants under the 1997 Plan to promote the development of the Company, and may be used by the Company as another means of attracting and retaining qualified individuals to serve as employees of the Company or its subsidiaries.

                              SUMMARY OF 1997 PLAN

         The following is a summary of certain of the provisions of the 1997 Plan. The full text of the 1997 Plan is set forth as Exhibit A to this Proxy Statement.

ADMINISTRATION

         The 1997 Plan is administered by the Compensation Committee (the "Committee") or the entire Board of Directors. Under the terms of the 1997 Plan, the Committee shall consist of not less than two members of the Board of Directors who are appointed by the board. The Board of Directors has the power from time to time to add or substitute members of the Committee and to fill vacancies, however caused.

         The Committee has the authority to interpret the 1997 Plan, to determine the persons to whom, and the basis upon which, options will be granted, the exercise price, duration, and other terms of the options to be granted, subject to the authority of the entire Board of Directors and specific provisions contained in the 1997 Plan.

ELIGIBILITY

         Nonqualified Options. Nonqualified options may be granted only to officers, directors (excluding "Non-Employee Directors" of the Company or a subsidiary), employees and advisors of the Company or a subsidiary who, in the judgment of the Committee, are responsible for the management or success of the Company or a subsidiary and who, at the time of the granting of the nonqualified options, are either officers, directors (excluding Non-Employee Directors), employees or advisors of the Company or a subsidiary.

         Incentive Options. Incentive stock options may be granted only to employees of the Company or a subsidiary who, in the judgment of the Committee, are responsible for the management or success of the Company or a subsidiary and who, at the time of the granting of the incentive stock option, are either an employee of the Company or a subsidiary. No incentive stock option may be granted under the 1997 Plan to any individual who would, immediately before the grant of such incentive stock option, directly or indirectly, own more than ten percent (10%) of the total combined voting power of all classes of stock of the Company unless (i) such incentive stock option is granted at an option price not less than one hundred ten percent (110%) of the fair market value of the shares on the date the incentive stock option is granted and (ii) such incentive stock option expires on a date not later than five years from the date the incentive stock option is granted.

OPTION PRICE

         The purchase price of the shares of the Common Stock offered under the 1997 Plan must be one hundred percent (100%) of the fair market value of the Common Stock at the time the option is granted or such higher purchase price as may be determined by the Committee at the time of grant; provided, however, if an incentive stock option is granted to an individual who would, immediately before the grant, directly or indirectly own more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the purchase price of the shares of the Common Stock covered by such incentive stock option may not be less than one hundred ten percent (110%) of the fair market value of such shares on the day the incentive stock option is granted. If the Common Stock is listed upon an established stock exchange or exchanges, the fair market value of the Common Stock shall be the highest closing price of the Common Stock on the day the option is granted or, if no sale of the Common Stock is made on an established stock exchange on such day, on the next preceding day on which there was a sale of such stock. As the price of the Common Stock is currently quoted on the American Stock Exchange, the fair market value of the Common Stock underlying options granted under the 1997 Plan shall be the closing sales price of the Common Stock on the day the options are granted. If there is no market price for the Common Stock, then the Board of Directors and the Committee may, after taking all relevant facts into consideration, determine the fair market value of the Common Stock.

EXERCISE OF OPTIONS

         Options are exercisable in whole or in part as provided under the terms of the grant, but in no event shall an option be exercisable after the expiration of ten years from the date of grant. Except in case of disability or death, no option shall be exercisable after an optionee ceases to be an employee of the Company, provided that the Committee shall have the right to extend the right to exercise for a period not longer than three months following the date of termination of an optionee's employment. If an optionee's employment is terminated by reason of disability, the Committee may extend the exercise period for a period not in excess of one year following the date of termination of the optionee's employment. If an optionee dies while in the employ of the Company and shall not have fully exercised his options, the options may be exercised in whole or in part at any time within one year after the optionee's death by the executors or administrators of the optionee's estate or by any person or persons who acquired the option directly from the optionee by bequest or inheritance.

         No option is exercisable either in whole or in part after the expiration of ten years from the date of grant. In the event of the dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, the Committee is authorized to fix a termination date applicable to all outstanding options under the 1997 Plan and optionees will be provided a minimum of 30 days within which to exercise their options, after which the date such options, to the extent not previously exercised, will lapse.

         Under the 1997 Plan, an individual may be granted one or more options, provided that the aggregate fair market value (determined at the time the option is granted) of the shares covered by incentive options which may be exercisable for the first time during any calendar year shall not exceed $100,000.

ACCELERATION AND EXERCISE UPON CHANGE OF CONTROL

         Any option granted under the 1997 Plan which provides for either (a) an incremental vesting period whereby such option may only be exercised in installments as each such incremental vesting period is satisfied or (b) a delayed vesting period whereby such option may only be exercised after the lapse of a specified period of time, such vesting period shall be accelerated upon the occurrence of a Change in Control of the Company (as that term is defined in the 1997 Plan) so that such option shall become exercisable immediately in part or in its entirety by the optionee, as such optionee shall elect subject to the condition that no option shall be exercisable after the expiration of ten years from the date it is granted.

         In addition, upon a Change in Control, any options previously granted under the 1997 Plan may be exercised to the extent not already exercised either immediately or at any time during the term of the option as such optionee shall elect.

ALTERNATE STOCK APPRECIATION RIGHTS ("SARS")

         Concurrently with or subsequent to the award of any option under the 1997 Plan, the Committee may award to the optionee with respect to each share of Common Stock covered by an option (the "Related Option") a related alternate stock appreciation right ("SAR") permitting the optionee to be paid the appreciation on the Related Option in lieu of exercising the Related Option. A SAR granted with respect to an incentive stock option must be granted together with the Related Option. A SAR granted with respect to a nonqualified option may be granted together with or subsequent to the grant of such Related Option. Each SAR shall be on such terms and conditions not inconsistent with the 1997 Plan and shall be evidenced by written agreement executed by the Company and the optionee receiving the Related Option.

         A SAR may be exercised only if and to the extent that its Related Option is eligible to be exercised on the date of exercise of the SAR. To the extent that a holder of a SAR has a current right to exercise, the SAR may be exercised by written notice to the Company.

         The amount of payment to which an optionee shall be entitled upon the exercise of each SAR shall be equal to one hundred percent (100%) of the amount, if any, by which the fair market value of a share of Common Stock on the exercise date exceeds the fair market of a share of Common Stock on the date the Related Option to such SAR was granted or became effective, as the case may be; provided, however, the Company may, in its sole discretion, withhold from cash payment any amount necessary to satisfy the Company's obligations for withholding taxes with respect to such payment. The amount payable by the Company to an optionee upon exercise of an SAR may be paid in shares of Common Stock, cash or a combination thereof. The number of shares of Common Stock to be paid to an optionee upon such optionee's exercise of a SAR shall be determined by dividing the amount of payment by the fair market value of a share of Common Stock on the exercise date of such SAR. All such shares shall be issued with any and all applicable restrictive legends.

         Except as otherwise provided in case of disability or death, no SAR shall be exercisable after an optionee ceases to be an employee, director or adviser of the Company or a subsidiary. The Committee shall have in its sole discretion the right to extend the exercise period for not more than three months following the date such optionee ceases to be an employee, director or adviser of the Company or a subsidiary thereof. The Committee may not extend the period during which an optionee may exercise an SAR for a period greater than the period during which an optionee may exercise the Related Option. If an optionee's position as an employee, director or adviser of the Company is terminated due to the disability or death of such optionee, the Committee shall have the right in its sole discretion, to extend the exercise period applicable to the SAR for a period not to exceed the period in which the optionee may exercise the Related Option.

         Upon the exercise or termination of any Related Option, the SAR with respect to such Related Option shall terminate to the extent of the number of shares of Common Stock as to which the Related Option was exercised or terminated.

RELOAD OPTIONS

         Concurrently with the award of nonqualified or incentive stock options, the Committee may authorize reload options ("Reload Options") to purchase for cash or shares that number of shares of Common Stock equal to the sum of the number of shares of Common Stock used to exercise the underlying option plus, to the extent authorized by the Committee, the number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of the option award. The grant of a Reload Option will become effective on the exercise of the underlying nonqualified, incentive or Reload Option through the use of shares of Common Stock held by the optionee for at least 12 months. Reload Options are not intended to qualify as an incentive stock option under Section 422 of the Code.

         The issuance of Reload Options is evidenced by their reference in the option agreement attendant to the option grant. Upon the exercise of a nonqualified or incentive stock option, the Reload Option will be evidenced by an amendment to the underlying option agreement.

         The option price per share of Common Stock deliverable upon the exercise of a Reload Option is the fair market value of a share of Common Stock on the date the grant of the Reload Option becomes effective.

         Each Reload Option is fully exercisable six months from the effective date of grant. The term of each Reload Option is equal to the remaining option term of the underlying nonqualified or incentive stock option.

         No additional Reload Option shall be granted to optionees when nonqualified, incentive and/or Reload Options are exercised following termination of the optionee's employment.

PAYMENT FOR OPTION SHARES

         Options may be exercised by the delivery of written notice to the Company at its principal office setting forth the number of shares with respect to which the option is to be exercised, together with cash or certified check payable to the order of the Company for an amount equal to the option price of such shares. No shares of Common Stock subject to options granted under the 1997 Plan may be issued upon exercise of such options until full payment has been made of any amount due. A certificate or certificates representing the number of shares purchased will be delivered by the Company as soon as practicable after payment is received.

TERMINATION OF THE 1997 PLAN

         The 1997 Plan will terminate on November 13, 2007, unless sooner terminated by the Board of Directors of the Company. Any option outstanding under the 1997 Plan at the time of termination shall remain in effect until the option shall have been exercised or shall have expired.

AMENDMENT OF THE 1997 PLAN

         The Board of Directors may at any time modify or amend the 1997 Plan without obtaining the approval of the stockholders of the Company in such respects as it shall deem advisable to comply with Section 422 of the Code or in any other respect which shall not change the maximum number of shares for which options may be granted under the 1997 Plan, the method for determining the exercise price for those options which are granted, other than to change the manner of determining the fair market value, the periods during which options may be granted or exercised, provisions relating to the determination of employees to whom options shall be granted, or provisions relating to adjustments to be made upon changes in capitalization.

TRANSFERABILITY OF OPTIONS

         Options granted under the 1997 Plan shall be exercisable only by the optionee during his lifetime and shall not be assignable or transferrable other than and by will or the laws of descent and distribution.

RESTRICTED STOCK AWARDS

         The Committee may grant Restricted Stock to eligible participants under the 1997 Plan. The Committee shall determine the number of shares of Restricted Stock to be granted as well as when the shares may be sold or transferred by the recipient. The Committee shall also have the right to impose such other restrictions on any shares of Restricted Stock granted as it may deem advisable, with all certificates representing Restricted Stock bearing a legend noting that the shares are subject to restrictions imposed under the 1997 Plan. The Restricted Stock will be freely transferable, subject to applicable federal and state securities laws, upon the expiration of the period of restriction imposed by the Committee. During the restricted period, holders of Restricted Stock may exercise full voting rights, and are entitled to receive all dividends and other distributions paid with respect to the granted shares held by the grantee. If a dividend or distribution is paid in shares of Common Stock, the shares representing such dividend will be subject to the same restrictions on transferability as the shares of Restricted Stock.

         The Committee shall have the right to provide for the automatic termination of the restrictions imposed upon the Restricted Stock if the grantee terminates his employment because of retirement. Furthermore, if a grantee terminates his employment because of death or total and permanent disability during the restricted period, the Committee may provide for the automatic termination of the restrictions imposed upon that number of shares of Restricted Stock equal to the total number of shares of Restricted Stock granted multiplied by the number of full months which had elapsed since the date of grant divided by the maximum number of full months of the period of restriction. However, the Committee may, in its sole discretion, waive any restrictions remaining on Restricted Stock upon the grantee' death or total and permanent disability. In the event that grantees terminate their employment for any reason other than retirement, death or total and permanent disability, then any shares of Restricted Stock still subject to the restrictions at the date of such termination will automatically be forfeited and returned to the Company. No shares of Restricted Stock granted under the 1997 Plan may be sold, transferred, pledged or assigned, otherwise than by will or by the laws of descent and distribution until the termination of the period of restriction imposed by the Committee.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR
         THE COMPANY'S PROPOSAL TO APPROVE THE 1997 STOCK COMPENSATION
                  PLAN OF COTTON VALLEY RESOURCES CORPORATION

            PROPOSAL 3: APPROVAL OF THE NON-EMPLOYEE DIRECTORS STOCK
               OPTION PLAN OF COTTON VALLEY RESOURCES CORPORATION

         The Board of Directors proposes that the stockholders of the Company approve the Non-Employee Directors Stock of Cotton Valley Resources Corporation (the "Directors Plan"). The Directors Plan was adopted by the Board of Directors on November 13, 1997. The Directors Plan terminates on November 13, 2007 unless previously terminated by the Board of Directors. The Directors Plan is being implemented to encourage ownership of Common Stock by non-employee directors of the Company or its subsidiaries. The Directors Plan also provides incentive for qualified persons to serve as directors of the Company or its subsidiaries.

         Eligible participants in the Directors Plan are non-employee directors of the Company and its subsidiaries. Options which do not constitute incentive stock options (non-qualified options) may only be granted under the Directors Plan. The Directors Plan shall be administered by the Company's Stock Option Committee (the "Stock Option Committee").

         The Board of Directors of the Company is of the opinion that it would be in the best interest of the Company to reserve for issuance under the Directors Plan 200,000 shares to provide adequate shares of Common Stock for issuance to qualified individuals to encourage such individuals to serve as directors of the Company. Furthermore, the Company may also utilize the granting of options under the Directors Plan to attract qualified individuals to become directors of the Company.

                           SUMMARY OF DIRECTORS PLAN

         The following is a summary of certain of the provisions of the Directors Plan. The full text of the Directors Plan is set forth as Exhibit B to this Proxy Statement.

ADMINISTRATION

         The Directors Plan is administered by the Stock Option Committee or by the entire Board of Directors. Under the terms of the Directors Plan, the Stock Option Committee shall consist of not less than two members of the Board of Directors who are not eligible to participate in the Directors Plan and who are appointed by the board. The Board of Directors has the power from time to time to add or substitute members of the Stock Option Committee and to fill vacancies, however caused.

         The Stock Option Committee has the authority to interpret the Directors Plan, to determine the persons to whom, and the basis upon which, options will be granted, the exercise price, duration and other terms of the options to be granted, subject to the authority of the entire Board of Directors and specific provisions contained in the Directors Plan.

ELIGIBILITY

         Each non-employee director shall be granted, without further action on the part of the Board of Directors or such individual an option to purchase 1,000 shares of Common Stock on the day of the non-employee director's appointment or election to the Board of Directors, which ever comes first. Thereafter, on each anniversary of the non-employee director's election or appointment to the Board, such individual, without further action of the Board of Directors or the individual shall receive an option to purchase 1,000 shares of Common Stock, assuming said individual continues to be a non-employee director. Discretionary option grants may also be made to eligible participants by the Stock Option Committee or the Board of Directors.

OPTION PRICE

         The purchase price of the shares of the Common Stock offered under the Directors Plan must be one hundred percent (100%) of the fair market value of the Common Stock at the time the option is granted or such higher purchase price as may be determined by the Stock Option Committee at the time of grant. If the Common Stock is listed upon an established stock exchange or exchanges, the fair market value of the Common Stock shall be the highest closing price of the Common Stock on the day the option is granted or, if no sale of the Common Stock is made on an established stock exchange on such day, on the next preceding day on which there was a sale of such stock. As the price of the Common Stock is currently quoted on the American Stock Exchange, the fair market value of the Common Stock underlying options granted under the Directors Plan shall be the closing sales price of the Common Stock on the day the options are granted. If there is no market price for the Common Stock, then the Board of Directors and the Stock Option Committee may, after taking all relevant facts into consideration, determine the fair market value of the Common Stock.

EXERCISE OF OPTIONS

         Options are exercisable in whole or in part as provided under the terms of the grant, but in no event shall an option be exercisable after the expiration of ten years from the date of grant. In the event that an optionee's status as a non-employee director is terminated for any reason, other than the death of such optionee or a change in control of the Company as discussed below, such optionee may exercise the option at any time within 90 days after such termination to the extent he was entitled to exercise such option at the date that such optionee's status as a non-employee director terminated. If an optionee dies while a non-employee director of the Company or a subsidiary, and shall not have fully exercised options granted pursuant to the Directors Plan, such options may be exercised in whole or in part at any time within one year after the optionee's death, by the executors or administrators of the optionee's estate or by any person or persons who shall acquire the options directly from the optionee by bequest or inheritance.

ACCELERATION AND EXERCISE UPON CHANGE OF CONTROL

         Any option granted under the Directors Plan which provides for either
(a) an incremental vesting period whereby such option may only be exercised in installments as each such incremental vesting period is satisfied or (b) a delayed vesting period whereby such option may only be exercised after the lapse of a specified period of time, such vesting period shall be accelerated upon the occurrence of a Change in Control of the Company (as that term is defined in the Directors Plan) so that such option shall become exercisable immediately in part or in its entirety by the optionee, as such optionee shall elect subject to the condition that no option shall be exercisable after the expiration of ten years from the date it is granted.

         In addition, upon a Change in Control, any options previously granted under the Directors Plan may be exercised to the extent not already exercised either immediately or at any time during the term of the option as such optionee shall elect.

PAYMENT FOR OPTION SHARES

         Options may be exercised by the delivery of written notice to the Company at its principal office setting forth the number of shares with respect to which the option is to be exercised, together with cash or certified check payable to the order of the Company for an amount equal to the option price of such shares. No shares of Common Stock subject to options granted under the Directors Plan may be issued upon exercise of such options until full payment has been made of any amount due. A certificate or certificates representing the number of shares purchased will be delivered by the Company as soon as practicable after payment is received.

TERMINATION OF THE DIRECTORS PLAN

         The Directors Plan will terminate on November 13, 2007, unless sooner terminated by the Board of Directors of the Company. Any option outstanding under the Directors Plan at the time of termination shall remain in effect until the option shall have been exercised or shall have expired.

AMENDMENT OF THE DIRECTORS PLAN

         The Board of Directors may at any time modify or amend the Directors Plan without obtaining the approval of the stockholders of the Company in such respects as it shall deem advisable to comply with Section 422 of the Code or in any other respect which shall not change the maximum number of shares for which options may be granted under the Directors Plan, the method for determining the exercise price for those options which are granted, other than to change the manner of determining the fair market value, the periods during which options may be granted or exercised or provisions relating to adjustments to be made upon changes in capitalization.

TRANSFERABILITY OF OPTIONS

         Options granted under the Directors Plan shall be exercisable only by the optionee during his lifetime and shall not be assignable or transferrable other than and by will or the laws of descent and distribution.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR
          THE COMPANY'S PROPOSAL TO APPROVE THE NON-EMPLOYEE DIRECTORS
            STOCK OPTION PLAN OF COTTON VALLEY RESOURCES CORPORATION


        PROPOSAL 4: APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors of the Company has appointed, subject to the approval of the stockholders, the firm of Hein + Associates LLP ("Hein + Associates") as independent public accountants to audit the Company's consolidated financial statements for the fiscal year ending June 30, 1998. Hein + Associates has served as the Company's independent public accountants since September 1996 and audited the books and records of the Company for its fiscal year ended June 30, 1997. To the knowledge of management of the Company, neither Hein + Associates nor any of their members has any direct or material indirect financial interest in the Company, nor any connection with the Company in any capacity other than as independent public accountants.

         Stockholder approval of this appointment is required by the laws of the province of Ontario, Canada and, as such, the Board of Directors is seeking approval of this appointment. If the appointment is not approved, the Board of Directors must then determine whether to appoint other auditors prior to the end of the current fiscal year, and in such case, the opinions of stockholders will be taken into consideration.

         The following resolution concerning the appointment of independent auditors will be offered at the Annual Meeting:

                 RESOLVED, that the appointment by the Board of Directors of Hein + Associates LLP to audit the consolidated financial statements and related books, records and accounts of the Company and its subsidiaries for fiscal year 1998 at a remuneration to be determined by the Board of Directors of the Company, is hereby ratified.

         Hein + Associates expects to have representatives present at the Annual Meeting who will have the opportunity to make a statement, if they determine to do so, and who will be available to respond to appropriate questions.

         The enclosed Proxy will be voted as specified, but if no specification is made, it will be voted in favor of the adoption of the resolution of approval of Hein + Associates as the Company's independent public accountants to audit the Company's financial statements for the fiscal year ending June 30, 1998.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR
       THE APPOINTMENT OF HEIN + ASSOCIATES AS THE COMPANY'S INDEPENDENT
        PUBLIC ACCOUNTANTS TO AUDIT THE COMPANY'S CONSOLIDATED FINANCIAL
              STATEMENTS FOR THE FISCAL YEAR ENDING JUNE 30, 1998.

                             STOCKHOLDER PROPOSALS

         If a stockholder wishes to have a proposal considered for inclusion in the Company's proxy materials for the next annual meeting of stockholders, the proposal must comply with the Commission's proxy rules, be stated in writing and be submitted on or before October 10, 1998. Any proposals should be mailed to the Company at 8350 N. Central Expressway, Suite M2030, Dallas, Texas 75206,
Attention: Patty Dickerson.


                                 OTHER MATTERS

         The Board of Directors is not aware of any other matters to be brought before the meeting. If any other matters, however, are properly brought before the meeting, the persons named in the enclosed Proxy will have discretionary authority to vote all Proxies with respect to such matters in accordance with their best judgment.

         UPON THE WRITTEN REQUEST OF ANY HOLDER OF THE COMPANY'S COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS, THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1997, INCLUDING FINANCIAL STATEMENTS THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS SHOULD BE DIRECTED TO COTTON VALLEY RESOURCES CORPORATION, 8350 N. CENTRAL EXPRESSWAY, SUITE M2030, DALLAS, TEXAS 75206, (214) 363-1968; ATTENTION: PATTY DICKERSON.

                             BY ORDER OF THE BOARD OF DIRECTORS


                             EUGENE A. SOLTERO
                             Chairman of the Board and Chief Executive Officer

                                                                     EXHIBIT A




================================================================================


                                  * * * * *

                          1997 STOCK COMPENSATION PLAN

                                       of

                      COTTON VALLEY RESOURCES CORPORATION

                                  * * * * *


================================================================================

                               TABLE OF CONTENTS

                                    * * *

                          1997 STOCK COMPENSATION PLAN

                                       of

                      COTTON VALLEY RESOURCES CORPORATION

================================================================================

SECTION                                                 SUBJECT                                                        PAGE
1.       Purpose of Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

2.       Stock Subject to the Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

3.       Administration of the Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         (a)     General    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         (b)     Changes in Law Applicable  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

4.       Types of Awards Under the Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

5.       Persons to Whom Options Shall be Granted . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         (a)     Nonqualified Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         (b)                . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

6.       Factors to Be Considered in Granting Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

7.       Time of Granting Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

8.       Terms and Conditions of Options..  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         (a)     Number of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         (b)     Type of Option . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         (c)     Option Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                 (1)      General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                 (2)      Termination of Employment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                 (3)      Cessation of Service as Director or Advisor.  . . . . . . . . . . . . . . . . . . . . . . . . 4
                 (4)      Disability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                 (5)      Death . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                 (6)      Acceleration and Exercise Upon Change of Control  . . . . . . . . . . . . . . . . . . . . . . 5
         (d)     Option Prices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         (e)     Exercise of Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         (f)     Nontransferability of Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         (g)     Limitations on 10% Shareholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         (h)     Limits on Vesting of Incentive Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         (i)     Compliance with Securities Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         (j)     Additional Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

9.       Medium and Time of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

10.      Alternate Stock Appreciation Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9



                                     (i)

         (a)     Award of Alternate Stock Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         (b)     Alternate Stock Rights Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         (c)     Exercise . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         (d)     Amount of Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         (e)     Form of Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         (f)     Termination of SAR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         (g)     Effect of Exercise of SAR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         (h)     Effect of Exercise of Related Option . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         (i)     Nontransferability of SAR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

11.      Reload Options   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         (a)     Authorization of Reload Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         (b)     Reload Option Amendment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         (c)     Reload Option Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         (d)     Term and Exercise  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         (e)     Termination of Employment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         (f)     Applicability of Other Sections  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

12.      Rights as a Shareholder  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

13.      Optionee's Agreement to Serve  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

14.      Adjustments on Changes in Capitalization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
          (a)    Changes in Capitalization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
          (b)    Reorganization, Dissolution or Liquidation . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
          (c)    Change in Par Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
          (d)    Notice of Adjustments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
          (e)    Effect Upon Holder of Option.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
          (f)    Right of Company to Make Adjustments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

15.      Investment Purpose . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

16.      No Obligation to Exercise Option or SAR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

17.      Modification, Extension, and Renewal of Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

18.      Restricted Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         (a)     Grant of Restricted Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         (b)     Transferability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         (c)     Other Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         (d)     Certificate Legend . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         (e)     Removal of Restrictions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         (f)     Voting Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         (g)     Dividends and Other Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         (h)     Termination of Employment Due to Retirement  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         (i)     Termination of Employment Due to Death or Disability . . . . . . . . . . . . . . . . . . . . . . . .  16
         (j)     Termination of Employment for Reasons Other than Death, Disability or Retirement . . . . . . . . . .  17
         (k)     Nontransferability of Restricted Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

19.      Effective Date of the Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

20.      Termination of the Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

21.      Amendment of the Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17



                                     (ii)

22.      Withholding  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

23.      Indemnification of Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

24.      Application of Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

25.      Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18



                                    (iii)

                          1997 STOCK COMPENSATION PLAN
                                       OF
                      COTTON VALLEY RESOURCES CORPORATION

         1. Purpose of Plan. This 1997 Stock Compensation Plan ("Plan") is intended to encourage ownership of the common stock of Cotton Valley Resources Corporation ("Company") by certain officers, directors, employees and advisors of the Company or any Subsidiary or Subsidiaries of the Company (as hereinafter defined) in order to provide additional incentive for such persons to promote the success and the business of the Company or its Subsidiaries and to encourage them to remain in the employ of the Company or its Subsidiaries by providing such persons an opportunity to benefit from any appreciation of the common stock of the Company through the issuance of stock options and related stock appreciation rights to such persons in accordance with the terms of the Plan. It is further intended that options granted pursuant to this Plan shall constitute either incentive stock options ("Incentive Options") within the meaning of Section 422 (formerly Section 422A) of the Internal Revenue Code of 1986, as amended ("Code"), or options which do not constitute Incentive Options ("Nonqualified Options") as determined by the Committee (as hereinafter defined) at the time of issuance of such options. Incentive Options, Nonqualified Options and Reload Options (as defined in Section 11 hereof) are herein sometimes referred to collectively as "Options." As used herein, the term Subsidiary or Subsidiaries shall mean any corporation (other than the employer corporation) in an unbroken chain of corporations beginning with the employer corporation if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         2. Stock Subject to the Plan. Subject to adjustment as provided in Section 14 hereof, there will be reserved for the use upon the exercise of Options to be granted from time to time under the Plan, an aggregate of 1,400,000 shares of the common stock, no par value, of the Company ("Common Stock"), which shares in whole or in part shall be authorized, but unissued, shares of the Common Stock or issued shares of Common Stock which shall have been reacquired by the Company as determined from time to time by the Board of Directors of the Company ("Board of Directors"). To determine the number of shares of Common Stock available at any time for the granting of Options under the Plan, there shall be deducted from the total number of reserved shares of Common Stock, the number of shares of Common Stock in respect of which Options have been granted pursuant to the Plan which remain outstanding or which have been exercised. If and to the extent that any Option to purchase reserved shares shall not be exercised by the optionee for any reason or if such Option to purchase shall terminate as provided herein, such shares which have not been so purchased hereunder shall again become available for the purposes of the Plan unless the Plan shall have been terminated, but such unpurchased shares shall not be deemed to increase the aggregate number of shares specified above to be reserved for purposes of the Plan (subject to adjustment as provided in Section 14 hereof).

         3.      Administration of the Plan.

                 (a) General. The Plan shall be administered by either a Compensation Committee ("Committee") appointed by the Board of Directors, which Committee shall consist of not less than two (2)

1997 STOCK COMPENSATION PLAN - Page 1
         members of the Board of Directors who are not eligible to participate in the Plan, and have not, for a period of at least one (1) year prior thereto been eligible to participate in the Plan, or by the full Board of Directors. All references in this Plan to the Committee shall also be deemed to refer to the full Board of Directors at any time there is not a committee of two (2) members qualified to act hereunder. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. If the Board of Directors does not designate a Chairman of the Committee, the Committee shall select one of its members as its Chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. Any action of the Committee shall be taken by a majority vote of its members at a meeting at which a quorum is present. Notwithstanding the preceding, any action of the Committee may be taken without a meeting by a written consent signed by all of the members, and any action so taken shall be deemed fully as effective as if it had been taken by a vote of the members present in person at the meeting duly called and held. The Committee may appoint a Secretary, shall keep minutes of its meetings, and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

                 The Committee shall have the sole authority and power, subject to the express provisions and limitations of the Plan, to construe the Plan and option agreements granted hereunder, and to adopt, prescribe, amend, and rescind rules and regulations relating to the Plan, and to make all determinations necessary or advisable for administering the Plan, including, but not limited to, (i) who shall be granted Options under the Plan, (ii) the term of each Option, (iii) the number of shares covered by such Option, (iv) whether the Option shall constitute an Incentive Option or a Nonqualified Option or a Reload Option, (v) the exercise price for the purchase of the shares of the Common Stock covered by the Option, (vi) the period during which the Option may be exercised, (vii) whether the right to purchase the number of shares covered by the Option shall be fully vested on issuance of the Option so that such shares may be purchased in full at one time or whether the right to purchase such shares shall become vested over a period of time so that such shares may only be purchased in installments, and (viii) the time or times at which Options shall be granted. The Committee's determinations under the Plan, including the above enumerated determinations, need not be uniform and may be made by it selectively among the persons who receive, or are eligible to receive, Options under the Plan, whether or not such persons are similarly situated.

                 The interpretation by the Committee of any provision of the Plan or of any option agreement entered into hereunder with respect to any Incentive Option shall be in accordance with Section 422 of the Code and the regulations issued thereunder, as such section or regulations may be amended from time to time, in order that the rights granted hereunder and under said option agreements shall constitute "Incentive Stock Options" within the meaning of such section. The interpretation and construction by the Committee of any provision of the Plan or of any Option granted hereunder shall be final and conclusive, unless otherwise determined by the Board of Directors. No member of the Board of Directors or the Committee shall be liable for any action


1997 STOCK COMPENSATION PLAN - Page 2
         or determination made in good faith with respect to the Plan or any Option granted under it. Upon issuing an Option under the Plan, the Committee shall report to the Board of Directors the name of the person granted the Option, whether the Option is an Incentive Option or a Nonqualified Option, the number of shares of Common Stock covered by the Option, and the terms and conditions of such Option.

                 (b) Changes in Law Applicable. If the laws relating to Incentive Options or Nonqualified Options are changed, altered or amended during the term of the Plan, the Board of Directors shall have full authority and power to alter or amend the Plan with respect to Incentive Options or Nonqualified Options, respectively, to conform to such changes in the law without the necessity of obtaining further shareholder approval, unless the changes require such approval.

         4. Types of Awards Under the Plan. Awards under the Plan may be in the form of either Options, alternate stock appreciation rights (as described in Section 10 hereof), or a combination thereof.

         5.      Persons to Whom Options Shall be Granted.

                 (a) Nonqualified Options. Nonqualified Options shall be granted only to officers, directors (other than "Non-Employee Directors" of the Company or a Subsidiary [as hereinafter defined]), employees and advisors of the Company or a Subsidiary who, in the judgment of the Committee, are responsible for or contribute to the management or success of the Company or a Subsidiary and who, at the time of the granting of the Nonqualified Options, are either officers, directors (other than Non-Employee Directors), employees or advisors of the Company or a Subsidiary. As used herein, the term "Non-Employee Director" shall mean any director of the Company or a Subsidiary who is not an employee of the Company or a Subsidiary.

                 (b) Incentive Options. Incentive Options shall be granted only to employees of the Company or a Subsidiary who, in the judgment of the Committee, are responsible for or contribute to the management or success of the Company or a Subsidiary and who, at the time of the granting of the Incentive Option are either an employee of the Company or a Subsidiary. Subject to the provisions of Section 8(g) hereof, no individual shall be granted an Incentive Option who, immediately before such Incentive Option was granted, would own more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company ("10% Shareholder").

         6. Factors to Be Considered in Granting Options. In making any determination as to persons to whom Options shall be granted and as to the number of shares to be covered by such Options, the Committee shall take into account the duties and responsibilities of the respective officers, directors, employees, or advisors, their current and potential contributions to the success of the Company or a Subsidiary, and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

         7. Time of Granting Options. Neither anything contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or the Shareholders of the Company or a Subsidiary nor any action taken by the Committee shall constitute the granting of any Option. The granting of an Option shall be effected only when a written Option Agreement acceptable in form and substance to the Committee, subject to the terms and conditions hereof including those set forth in Section 8 hereof, shall have been duly executed and delivered by or on behalf of the



1997 STOCK COMPENSATION PLAN - Page 3

Company and the person to whom such Option shall be granted. No person shall have any rights under the Plan until such time, if any, as a written Option Agreement shall have been duly executed and delivered as set forth in this
Section 7.

         8. Terms and Conditions of Options. All Options granted pursuant to this Plan must be granted within ten (10) years from the date the Plan is adopted by the Board of Directors of the Company. Each Option Agreement governing an Option granted hereunder shall be subject to at least the following terms and conditions, and shall contain such other terms and conditions, not inconsistent therewith, that the Committee shall deem appropriate:

                 (a) Number of Shares. Each Option shall state the number of shares of Common Stock which it represents.

                 (b) Type of Option. Each Option shall state whether it is intended to be an Incentive Option or a Nonqualified Option.

                 (c)      Option Period.

                          (1) General. Each Option shall state the date upon
                 which it is granted. Each Option shall be exercisable in whole or in part during such period as is provided under the terms of the Option subject to any vesting period set forth in the Option, but in no event shall an Option be exercisable either in whole or in part after the expiration of ten (10) years from the date of grant; provided, however, if an Incentive Option is granted to a 10% Shareholder, such Incentive Option shall not be exercisable more than five (5) years from the date of grant thereof.

                          (2) Termination of Employment. Except as otherwise
                 provided in case of Disability (as hereinafter defined), death or Change of Control (as hereinafter defined), no Option shall be exercisable after an optionee who is an employee of the Company or a Subsidiary ceases to be employed by the Company or a Subsidiary as an employee; provided, however, that the Committee shall have the right in its sole discretion, but not the obligation, to extend the exercise period for not more than three (3) months following the date of termination of such optionee's employment; provided further, however, that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted and provided further, no Incentive Option granted to a 10% Shareholder shall be exercisable after the expiration of five (5) years from the date it is granted.

                          (3) Cessation of Service as Director or Advisor.
                 Except as otherwise provided in case of Disability, death or Change of Control, no Option shall be exercisable after an optionee who was a director or advisor of the Company or a Subsidiary ceases to be a director or advisor of the Company or a Subsidiary; provided, however, that the Committee shall have the right in its sole discretion, but not the obligation, to extend the exercise period for not more than three (3) months following the date such optionee ceases to be a director or advisor of the Company or a Subsidiary; provided further, however, that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted.



1997 STOCK COMPENSATION PLAN - Page 4

                          (4) Disability. If an optionee's employment is
                 terminated by reason of the permanent and total Disability (as hereinafter defined) of such optionee or if an optionee who is a director or advisor of the Company or a Subsidiary ceases to serve as a director or advisor by reason of the permanent and total Disability of such optionee, the Committee shall have the right in its sole discretion, but not the obligation, to extend the exercise period for not more than one (1) year following the date of termination of the optionee's employment or the date such optionee ceases to be a director or advisor of the Company or a Subsidiary, as the case may be, subject to the condition that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted and subject to the further condition that no Incentive Option granted to a 10% Shareholder shall be exercisable after the expiration of five (5) years from the date it is granted. For purposes of this Plan, the term "Disability" shall mean the inability of the optionee to fulfill such optionee's obligations to the Company or a Subsidiary by reason of any physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months as determined by a physician acceptable to the Committee in its sole discretion.

                          (5) Death. If an optionee dies while in the employ
                 of the Company or a Subsidiary, or while serving as a director or advisor of the Company or a Subsidiary, and shall not have fully exercised Options granted pursuant to the Plan, such Options may be exercised in whole or in part at any time within one (1) year after the optionee's death, by the executors or administrators of the optionee's estate or by any person or persons who shall have acquired the Options directly from the optionee by bequest or inheritance, but only to the extent that the optionee was entitled to exercise such Option at the date of such optionee's death, subject to the condition that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted and subject to the further condition that no Incentive Option granted to a 10% Shareholder shall be exercisable after the expiration of five
                 (5) years from the date it is granted.

                          (6) Acceleration and Exercise Upon Change of
                 Control. Notwithstanding the preceding provisions of this
                 Section 8(c), if any Option granted under the Plan provides for either (a) an incremental vesting period whereby such Option may only be exercised in installments as such incremental vesting period is satisfied or (b) a delayed vesting period whereby such Option may only be exercised after the lapse of a specified period of time, such as after the expiration of one (1) year, such vesting period shall be accelerated upon the occurrence of a Change of Control (as hereinafter defined) of the Company, or a threatened Change of Control of the Company as determined by the Committee, so that such Option shall thereupon become exercisable immediately in part or its entirety by the holder thereof, as such holder shall elect. For the purposes of this Plan, a "Change of Control" shall be deemed to have occurred if:



1997 STOCK COMPENSATION PLAN - Page 5

                                   (i)      Any "person", including a
                          "group" as determined in accordance with Section 13(d)(3) of the Securities Exchange Act of 1934 ("Exchange Act") and the Rules and Regulations promulgated thereunder, is or becomes, through one or a series of related transactions or through one or more intermediaries, the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, other than a person who is such a beneficial owner on the effective date of the Plan and any affiliate of such person;

                                   (ii)     As a result of, or in connection
                          with, any tender offer or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions ("Transaction"), the persons who were Directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company;

                                   (iii)    Following the effective date of the
                          Plan, the Company is merged or consolidated with another corporation and as a result of such merger or consolidation less than 40% of the outstanding voting securities of the surviving or resulting corporation shall then be owned in the aggregate by the former stockholders of the Company, other than (x) any party to such merger or consolidation, or (y) any affiliates of any such party;

                                   (iv)     A tender offer or exchange offer is
                          made and consummated for the ownership of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding voting securities; or

                                   (v)      The Company transfers more than 50%
                          of its assets, or the last of a series of transfers result in the transfer of more than 50% of the assets of the Company, to another corporation that is not a wholly-owned corporation of the Company. For purposes of this subsection 8(c)(6)(v), the determination of what constitutes more than 50% of the assets of the Company shall be determined based on the sum of the values attributed to (i) the Company's real property as determined by an independent appraisal thereof, and (ii) the net book value of all other assets of the Company, each taken as of the date of the Transaction involved.

                          In addition, upon a Change of Control, any Options
                 previously granted under the Plan to the extent not already exercised may be exercised in whole or in part either immediately or at any time during the term of the Option as such holder shall elect.

                 (d) Option Prices. The purchase price or prices of the shares of the Common Stock of the Company which shall be offered to any person under the Plan and covered by each Option shall be one hundred percent (100%) of the fair market value of the Common Stock at the time of granting the Option or such higher purchase price as may be determined by the Committee at the time of granting the Option;



1997 STOCK COMPENSATION PLAN - Page 6
         provided, however, if an Incentive Option is granted to a 10% Shareholder, the purchase price of the shares of the Common Stock of the Company covered by such Incentive Option may not be less than one hundred ten percent (110%) of the fair market value of such shares on the day the Incentive Option is granted. During such time as the Common Stock of the Company is not listed upon an established stock exchange, the fair market value per share shall be deemed to be the closing sales price of the Common Stock on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on the day the Option is granted, as reported by NASDAQ, if the Common Stock is so quoted, and if not so quoted, the mean between dealer "bid" and "ask," prices of the Common Stock in the New York over-the-counter market on the day the Option is granted, as reported by the National Association of Securities Dealers, Inc. If the Common Stock is listed upon an established stock exchange or exchanges, such fair market value shall be deemed to be the highest closing price of the Common Stock on such stock exchange or exchanges on the day the Option is granted or, if no sale of the Common Stock of the Company shall have been made on established stock exchange on such day, on the next preceding day on which there was a sale of such stock. If there is no market price for the Common Stock, then the Board of Directors and the Committee may, after taking all relevant facts into consideration, determine the fair market value of the Common Stock.

                 (e) Exercise of Options. To the extent that a holder of an Option has a current right to exercise, the Option may be exercised from time to time by written notice to the Company at its principal place of business. Such notice shall state the election to exercise the Option, the number of whole shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall contain any investment representation required by
         Section 8(i) hereof. Such notice shall be accompanied by payment of the full purchase price of such shares and by the Option Agreement evidencing the Option. In addition, if the Option shall be exercised, pursuant to Section 8(c)(4) or Section 8(c)(5) hereof, by any person or persons other than the optionee, such notice shall also be accompanied by appropriate proof of the right of such person or persons to exercise the Option. The Company shall deliver a certificate or certificates representing such shares as soon as practicable after the aforesaid notice and payment of such shares shall be received. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option. In the event the Option shall not be exercised in full, the Secretary of the Company shall endorse or cause to be endorsed on the Option the number of shares which has been exercised thereunder and the number of shares that remain exercisable under the Option and return such Option Agreement to the holder thereof.

                 (f) Nontransferability of Options. An Option granted pursuant to the Plan shall be exercisable only by the optionee or the optionee's court appointed guardian as set forth in Section 8(c)(4) hereof during the optionee's lifetime and shall not be assignable or transferable by the optionee otherwise than by Will or the laws of descent and distribution. An Option granted pursuant to the Plan shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise other than by Will or the laws of descent



1997 STOCK COMPENSATION PLAN - Page 7
         and distribution) and shall not be subject to execution, attachment, or similar process. Any attempted transfer, assignment, pledge, hypothecation, or other disposition of any Option or of any rights granted thereunder contrary to the foregoing provisions of this
         Section 8(f), or the levy of any attachment or similar process upon an Option or such rights, shall be null and void.

                 (g) Limitations on 10% Shareholders. No Incentive Option may be granted under the Plan to any 10% Shareholder unless (i) such Incentive Option is granted at an option price not less than one hundred ten percent (110%) of the fair market value of the shares on the day the Incentive Option is granted and (ii) such Incentive Option expires on a date not later than five (5) years from the date the Incentive Option is granted.

                 (h) Limits on Vesting of Incentive Options. An individual may be granted one or more Incentive Options, provided that the aggregate fair market value (as determined at the time such Incentive Option is granted) of the stock with respect to which Incentive Options are exercisable for the first time by such individual during any calendar year shall not exceed $100,000. To the extent the $100,000 limitation in the preceding sentence is exceeded, such option shall be treated as an option which is not an Incentive Option.

                 (i) Compliance with Securities Laws. The Plan and the grant and exercise of the rights to purchase shares hereunder, and the Company's obligations to sell and deliver shares upon the exercise of rights to purchase shares, shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may, in the opinion of counsel for the Company, be required, and shall also be subject to all applicable rules and regulations of any stock exchange upon which the Common Stock of the Company may then be listed. At the time of exercise of any Option, the Company may require the optionee to execute any documents or take any action which may be then necessary to comply with the Securities Act of 1933, as amended ("Securities Act"), and the rules and regulations promulgated thereunder, or any other applicable federal or state laws regulating the sale and issuance of securities, and the Company may, if it deems necessary, include provisions in the stock option agreements to assure such compliance. The Company may, from time to time, change its requirements with respect to enforcing compliance with federal and state securities laws, including the request for and enforcement of letters of investment intent, such requirements to be determined by the Company in its judgment as necessary to assure compliance with said laws. Such changes may be made with respect to any particular Option or stock issued upon exercise thereof. Without limiting the generality of the foregoing, if the Common Stock issuable upon exercise of an Option granted under the Plan is not registered under the Securities Act, the Company at the time of exercise will require that the registered owner execute and deliver an investment representation agreement to the Company in form acceptable to the Company and its counsel, and the Company will place a legend on the certificate evidencing such Common Stock restricting the transfer thereof, which legend shall be substantially as follows:

                 THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,

1997 STOCK COMPENSATION PLAN - Page 8

                 OR ANY APPLICABLE STATE SECURITIES LAW BUT HAVE BEEN ACQUIRED FOR THE PRIVATE INVESTMENT OF THE HOLDER HEREOF AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNTIL EITHER (i) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY AND ITS COUNSEL THAT REGISTRATION UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED OFFER, SALE OR TRANSFER.

                 (j) Additional Provisions. The Option Agreements authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, including, without limitation, restrictions upon the exercise of the Option. Any such Option Agreement with respect to an Incentive Option shall contain such limitations and restrictions upon the exercise of the Incentive Option as shall be necessary in order that the option will be an "Incentive Stock Option" as defined in Section 422 of the Code.

         9. Medium and Time of Payment. The purchase price of the shares of the Common Stock as to which the Option shall be exercised shall be paid in full either (i) in cash at the time of exercise of the Option, (ii) by tendering to the Company shares of the Company's Common Stock having a fair market value (as of the date of receipt of such shares by the Company) equal to the purchase price for the number of shares of Common Stock purchased, or (iii) partly in cash and partly in shares of the Company's Common Stock valued at fair market value as of the date of receipt of such shares by the Company. Cash payment for the shares of the Common Stock purchased upon exercise of the Option shall be in the form of either a cashier's check, certified check or money order. Personal checks may be submitted, but will not be considered as payment for the shares of the Common Stock purchased and no certificate for such shares will be issued until the personal check clears in normal banking channels. If a personal check is not paid upon presentment by the Company, then the attempted exercise of the Option will be null and void. In the event the optionee tenders shares of the Company's Common Stock in full or partial payment for the shares being purchased pursuant to the Option, the shares of Common Stock so tendered shall be accompanied by fully executed stock powers endorsed in favor of the Company with the signature on such stock power being guaranteed. If an optionee tenders shares, such optionee assumes sole and full responsibility for the tax consequences, if any, to such optionee arising therefrom, including the possible application of Code Section 424(c), or its successor Code section, which negates any nonrecognition of income rule with respect to such transferred shares, if such transferred shares have not been held for the minimum statutory holding period to receive preferential tax treatment.

         10.     Alternate Stock Appreciation Rights.

                 (a) Award of Alternate Stock Rights. Concurrently with or subsequent to the award of any Option to purchase one or more shares of Common Stock, the Committee may in its sole discretion, subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, award to the optionee with respect to each share of Common Stock covered by an Option ("Related Option"), a related alternate stock appreciation right ("SAR"), permitting the optionee to be paid the appreciation on the Related



1997 STOCK COMPENSATION PLAN - Page 9

         Option in lieu of exercising the Related Option. A SAR granted with respect to an Incentive Option must be granted together with the Related Option. A SAR granted with respect to a Nonqualified Option may be granted together with or subsequent to the grant of such Related Option.

                 (b) Alternate Stock Rights Agreement. Each SAR shall be on such terms and conditions not inconsistent with this Plan as the Committee may determine and shall be evidenced by a written agreement executed by the Company and the optionee receiving the Related Option.

                 (c) Exercise. A SAR may be exercised only if and to the extent that its Related Option is eligible to be exercised on the date of exercise of the SAR. To the extent that a holder of a SAR has a current right to exercise, the SAR may be exercised from time to time by written notice to the Company at its principal place of business. Such notice shall state the election to exercise the SAR, the number of shares in respect of which it is being exercised, shall be signed by the person so exercising the SAR and shall be accompanied by the agreement evidencing the SAR and the Related Option. In the event the SAR shall not be exercised in full, the Secretary of the Company shall endorse or cause to be endorsed on the SAR and the Related Option the number of shares which have been exercised thereunder and the number of shares that remain exercisable under the SAR and the Related Option and return such SAR and Related Option to the holder thereof.

                 (d) Amount of Payment. The amount of payment to which an optionee shall be entitled upon the exercise of each SAR shall be equal to 100% of the amount, if any, by which the fair market value of a share of Common Stock on the exercise date exceeds the fair market value of a share of Common Stock on the date the Option related to said SAR was granted or became effective, as the case may be; provided, however, the Company may, in its sole discretion, withhold from such cash payment any amount necessary to satisfy the Company's obligation for withholding taxes with respect to such payment. For this purpose, the fair market value of a share of Common Stock shall be determined as set forth in Section 8(d) hereof.

                 (e) Form of Payment. The amount payable by the Company to an optionee upon exercise of a SAR may be paid in shares of Common Stock, cash or a combination thereof. The number of shares of Common Stock to be paid to an optionee upon such optionee's exercise of SAR shall be determined by dividing the amount of payment determined pursuant to Section 10(d) hereof by the fair market value of a share of Common Stock on the exercise date of such SAR. For purposes of this Plan, the exercise date of a SAR shall be the date the Company receives written notification from the optionee of the exercise of the SAR in accordance with the provisions of Section 10(c) hereof. As soon as practicable after exercise, the Company shall either deliver to the optionee the amount of cash due such optionee or a certificate or certificates for such shares of Common Stock. All such shares shall be issued with the rights and restrictions specified herein.

                 (f) Termination of SAR. Except as otherwise provided in case of Disability (as defined in Section 8(c)(4) hereof) or death, no SAR shall be exercisable after an optionee ceases to be an employee, director or advisor of the Company or Subsidiary; provided, however, that the Committee shall have the right in its sole discretion, but not the obligation, to extend the exercise period for not more than three (3) months



1997 STOCK COMPENSATION PLAN - Page 10
         following the date such optionee ceases to be an employee, director or advisor of the Company or a Subsidiary; provided further, that the Committee may not extend the period during which an optionee may exercise a SAR for a period greater than the period during which an optionee may exercise the Related Option. If an optionee's position as an employee, director or advisor of the Company is terminated due to the Disability or death of such optionee, the Committee shall have the right, in its sole discretion, but not the obligation, to extend the exercise period applicable to the SAR for a period not to exceed the period in which the optionee may exercise the Option related to said SAR as set forth in Sections 8(c)(4) and 8(c)(5) hereof, respectively.

                 (g) Effect of Exercise of SAR. The exercise of any SAR shall cancel and terminate the right to purchase an equal number of shares covered by the Related Option.

                 (h) Effect of Exercise of Related Option. Upon the exercise or termination of any Related Option, the SAR with respect to such Related Option shall terminate to the extent of the number of shares of Common Stock as to which the Related Option was exercised or terminated.

                 (i) Nontransferability of SAR. A SAR granted pursuant to this Plan shall be exercisable only by the optionee or the optionee's court appointed guardian as set forth in Section 8(c)(4) hereof during the optionee's lifetime and, subject to the provisions of Section 10(f) hereof, shall not be assignable or transferable by the optionee. A SAR granted pursuant to the Plan shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, or similar process. Any attempted transfer, assignment, pledge, hypothecation, or other disposition of any SAR or of any rights granted thereunder contrary to the foregoing provisions of this Section 10(i), or the levy of any attachment or similar process upon a SAR or such rights, shall be null and void.

         11.     Reload Options.

                 (a) Authorization of Reload Options. Concurrently with the award of Nonqualified Options and/or the award of Incentive Options to any participant in the Plan, the Committee may authorize reload options ("Reload Options") to purchase for cash or shares that number of shares of Common Stock equal to the sum of:

                          (1) The number of shares of Common Stock used to exercise the underlying Nonqualifying Option or Incentive Option; and

                          (2) To the extent authorized by the Committee, the number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of the underlying Nonqualifying Option or Incentive Options.

         The grant of a Reload Option will become effective upon the exercise of the underlying Nonqualifying Option, Incentive Option or Reload Option through the use of shares of Common Stock held by the optionee for at least 12 months. Notwithstanding the fact that the underlying option may be an Incentive Option, a Reload Option is not intended to qualify as an "incentive stock option" under Section 422 of the Code.

1997 STOCK COMPENSATION PLAN - Page 11

                 (b) Reload Option Amendment. Each Option Agreement shall state whether the Committee has authorized Reload Options with respect to the underlying Nonqualifying Option and/or Incentive Option. Upon the exercise of an underlying Option or Incentive Option, the Reload Option will be evidenced by an amendment to the underlying Option Agreement.

                 (c) Reload Option Price. The option price per share of Common Stock deliverable upon the exercise of a Reload Option shall be the fair market value of a share of Common Stock on the date the grant of the Reload Option becomes effective.

                 (d) Term and Exercise. Each Reload Option is fully exercisable six months from the effective date of grant. The term of each Reload Option shall be equal to the remaining option term of the underlying Nonqualifying Option and/or Incentive Option.

                 (e) Termination of Employment. No additional Reload Options shall be granted to optionees when Nonqualifying Options, Incentive Option and/or Reload Options are exercised pursuant to the terms of this Plan following termination of the optionee's employment.

                 (f) Applicability of Other Sections. To the extent not inconsistent with the foregoing provisions of this Section, the other Sections of this Plan pertaining to Options, including Sections 5, 8, and 9, are incorporated herein by this reference thereto as though fully set forth herein.

         12. Rights as a Shareholder. The holder of an Option or a SAR shall have no rights as a shareholder with respect to the shares covered by the Option or SAR until the due exercise of the Option, Related Option, or SAR and the date of issuance of one or more stock certificates to such holder for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 14 hereof.

         13. Optionee's Agreement to Serve. Each employee receiving an Option shall, as one of the terms of the Option Agreement agree that such employee will remain in the employ of the Company or Subsidiary for a period of at least one (1) year from the date on which the Option shall be granted to such employee; and that such employee will, during such employment, devote such employee's entire time, energy, and skill to the service of the Company or a Subsidiary as may be required by the management thereof, subject to vacations, sick leaves, and military absences. Such employment, subject to the provisions of any written contract between the Company or a Subsidiary and such employee, shall be at the pleasure of the Board of Directors of the Company or a Subsidiary, and at such compensation as the Company or a Subsidiary shall reasonably determine. Any termination of such employee's employment during the period which the employee has agreed pursuant to the foregoing provisions of this Section 13 to remain in employment that is either for cause or voluntary on the part of the employee shall be deemed a violation by the employee of such employee's agreement. In the event of such violation, any Option or Options held by such employee, to the extent not theretofore exercised, shall forthwith terminate, unless otherwise determined by the Committee. Notwithstanding the preceding, neither the action of the Company in establishing the Plan nor any action taken by the Company, a Subsidiary or the Committee under the provisions hereof shall be construed as granting the optionee the


1997 STOCK COMPENSATION PLAN - Page 12
right to be retained in the employ of the Company or a Subsidiary, or to limit or restrict the right of the Company or a Subsidiary, as applicable, to terminate the employment of any employee of the Company or a Subsidiary, with or without cause.

         14.     Adjustments on Changes in Capitalization.

                 (a) Changes in Capitalization. Subject to any required action by the Shareholders of the Company, the number of shares of Common Stock covered by the Plan, the number of shares of Common Stock covered by each outstanding Option, and the exercise price per share thereof specified in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company after the date the Option is granted, so that upon exercise of the Option, the optionee shall receive the same number of shares the optionee would have received had the optionee been the holder of all shares subject to such optionee's outstanding Option immediately before the effective date of such change in the number of issued shares of the Common Stock of the Company.

                 (b) Reorganization, Dissolution or Liquidation. Subject to any required action by the Shareholders of the Company, if the Company shall be the surviving corporation in any merger or consolidation, each outstanding Option shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the Option would have been entitled. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, shall cause each outstanding Option to terminate as of a date to be fixed by the Committee (which date shall be as of or prior to the effective date of any such dissolution or liquidation or merger or consolidation); provided, that not less than thirty (30) days written notice of the date so fixed as such termination date shall be given to each optionee, and each optionee shall, in such event, have the right, during the said period of thirty (30) days preceding such termination date, to exercise such optionee's Option in whole or in part in the manner herein set forth.

                 (c) Change in Par Value. In the event of a change in the Common Stock of the Company as presently constituted, which change is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any change shall be deemed to be the Common Stock within the meaning of the Plan.

                 (d) Notice of Adjustments. To the extent that the adjustments set forth in the foregoing paragraphs of this Section 14 relate to stock or securities of the Company, such adjustments, if any, shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Option granted pursuant to this Plan shall not be adjusted in a manner that causes the Incentive Option to fail to continue to qualify as an "Incentive Stock Option" within the meaning of


1997 STOCK COMPENSATION PLAN - Page 13

         Section 422 of the Code. The Company shall give timely notice of any adjustments made to each holder of an Option under this Plan and such adjustments shall be effective and binding on the optionee.

                 (e) Effect Upon Holder of Option. Except as hereinbefore expressly provided in this Section 14, the holder of an Option shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class by reason of any dissolution, liquidation, merger, reorganization, or consolidation, or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option. Without limiting the generality of the foregoing, no adjustment shall be made with respect to the number or price of shares subject to any Option granted hereunder upon the occurrence of any of the following events:

                          (1) The grant or exercise of any other options which may be granted or exercised under any qualified or nonqualified stock option plan or under any other employee benefit plan of the Company whether or not such options were outstanding on the date of grant of the Option or thereafter granted;

                          (2) The sale of any shares of Common Stock in the Company's initial or any subsequent public offering, including, without limitation, shares sold upon the exercise of any overallotment option granted to the underwriter in connection with such offering;

                          (3) The issuance, sale or exercise of any warrants to purchase shares of Common Stock whether or not such warrants were outstanding on the date of grant of the Option or thereafter is sued;

                           (4) The issuance or sale of rights, promissory notes or other securities convertible into shares of Common Stock in accordance with the terms of such securities ("Convertible Securities") whether or not such Convertible Securities were outstanding on the date of grant of the Option or were thereafter issued or sold;

                          (5) The issuance or sale of Common Stock upon conversion or exchange of any Convertible Securities, whether or not any adjustment in the purchase price was made or required to be made upon the issuance or sale of such Convertible Securities and whether or not such Convertible Securities were outstanding on the date of grant of the Option or were thereafter issued or sold; or

                          (6) Upon any amendment to or change in the terms of any rights or warrants to subscribe for or purchase, or options for the purchase of, Common Stock or Convertible Securities or in the terms of any Convertible Securities, including, but not limited to, any extension of any expiration date of any such right, warrant or option, any change in any exercise or purchase price provided for in any such right, warrant or option, any extension of any date through which any Convertible Securities are convertible into or exchangeable for Common Stock or any change in the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock.


1997 STOCK COMPENSATION PLAN - Page 14

                 (f) Right of Company to Make Adjustments. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassification, reorganizations, or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

         15. Investment Purpose. Each Option under the Plan shall be granted on the condition that the purchase of the shares of stock thereunder shall be for investment purposes, and not with a view to resale or distribution; provided, however, that in the event the shares of stock subject to such Option are registered under the Securities Act or in the event a resale of such shares of stock without such registration would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Company such condition is not required under the Securities Act or any other applicable law, regulation, or rule of any governmental agency.

         16. No Obligation to Exercise Option or SAR. The granting of an Option or SAR shall impose no obligation upon the optionee to exercise such Option or SAR.

         17. Modification, Extension, and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Committee and the Board of Directors may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised). Neither the Committee nor the Board of Directors shall, however, modify any outstanding Options so as to specify a lower price or accept the surrender of outstanding Options and authorize the granting of new Options in substitution therefor specifying a lower price. Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the optionee, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

         18.     Restricted Stock.

                 (a) Grant of Restricted Stock. Subject to the provisions of Section 2, the Committee, at any time and from time to time, may grant shares of Restricted Stock under the Plan to such participants and in such amounts as it shall determine. Each grant of Restricted Stock shall be in writing.

                 (b) Transferability. Except as provided in Section 18 hereof, the shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated for such period of time as shall be determined by the Committee and shall be specified in the Restricted Stock grant, or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Restricted Stock grant.

                 (c) Other Restrictions. The Committee may impose such other restrictions on any shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

                 (d) Certificate Legend. In addition to any legends placed on certificates pursuant to Subsection 18(c) hereof, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:


1997 STOCK COMPENSATION PLAN - Page 15

                 "The sale or other transfer of shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer set forth in the 1997 Stock Compensation Plan of Cotton Valley Resources Corporation, rules of administration adopted pursuant to such Plan and a Restricted Stock grant dated ________. A copy of the Plan, such rules and such Restricted Stock grant may be obtained from the Secretary of Cotton Valley Resources Corporation.

                 (e) Removal of Restrictions. Except as otherwise provided in Section 18 hereof, shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the participant after the last day of the Period of Restriction. Once the shares are released from the restrictions, the participant shall be entitled to have the legend required by Subsection 18(d) removed from the participant's stock certificate.

                 (f) Voting Rights. During the Period of Restriction, participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares.

                 (g) Dividends and Other Distributions. During the Period of Restriction, participants holding shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those shares while they are so held. If any such dividends or distributions are paid in shares of Common Stock, the shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

                 (h) Termination of Employment Due to Retirement. The Committee may provide in its Restricted Stock grant that in the event a participant terminated his or her employment with the Company because of retirement, any remaining Period of Restriction applicable to the Restricted Stock pursuant to Subsection 18(b) hereof shall automatically terminate and, except as otherwise provided in Subsection 18(c), the shares of Restricted Stock granted does not automatically terminate such restrictions and a participant terminates his or her employment with the Company because of retirement, the Committee may, in its sole discretion, waive the restrictions remaining on any or all shares of Restricted Stock pursuant to Subsection 18(b) hereof and/or add such new restrictions to those shares of Restricted Stock as it deems appropriate.

                 (i) Termination of Employment Due to Death or Disability. The Committee may provide in its Restricted Stock grant that in the event a participant terminates his or her employment with the Company because of death or total and permanent disability during the Period of Restriction, the restrictions applicable to the shares of Restricted Stock pursuant to Subsection 18(b) hereof shall terminate automatically with respect to all of the shares or that number of shares (rounded to the nearest whole number) equal to the total number of shares of Restricted Stock granted to such participant multiplied by the number of full months which had elapsed since the date of grant divided by the maximum number of full months of the Period of Restriction. All remaining shares shall be forfeited and returned to the Company; provided, however, that the Committee may, in its sole discretion, waive the restrictions remaining on any or all such remaining shares.



1997 STOCK COMPENSATION PLAN - Page 16

                 (j) Termination of Employment for Reasons Other than Death, Disability or Retirement. In the event that a participant terminates his or her employment with the Company for any reason other than those set forth in Subsections 18(i) and (j) hereof during the Period of Restriction, then any shares of Restricted Stock still subject to restrictions at the date of such termination shall automatically be forfeited and returned to the Company; provided, however, that, in the event of an involuntary termination of employment of a participant by the Company, the Committee may, in its sole discretion, waive the automatic forfeiture of any or all such shares and/or may add such new restrictions to such shares of Restricted Stock as it deems appropriate.

                 (k) Nontransferability of Restricted Stock. No shares of Restricted Stock granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution until the termination of the applicable Period of Restriction. All rights with respect to Restricted Stock granted to a participant under the Plan shall be exercisable during the participant's lifetime only by such participant.

         19. Effective Date of the Plan. The Plan shall become effective on the date of execution hereof, which date is the date the Board of Directors approved and adopted the Plan ("Effective Date"); provided, however, if the Shareholders of the Company shall not have approved the Plan by the requisite vote of the Shareholders within twelve (12) months after the Effective Date, then the Plan shall terminate and all Options theretofore granted under the Plan shall terminate and be null and void.

         20. Termination of the Plan. This Plan shall terminate as of the expiration of ten (10) years from the Effective Date. Options may be granted under this Plan at any time and from time to time prior to its termination. Any Option outstanding under the Plan at the time of its termination shall remain in effect until the Option shall have been exercised or shall have expired.

         21. Amendment of the Plan. The Plan may be terminated at any time by the Board of Directors of the Company. The Board of Directors may at any time and from time to time without obtaining the approval of the Shareholders of the Company or a Subsidiary, modify or amend the Plan (including such form of Option Agreement as herein above mentioned) in such respects as it shall deem advisable in order that the Incentive Options granted under the Plan shall be "Incentive Stock Options" as defined in Section 422 of the Code or to conform to any change in the law, or in any other respect which shall not change: (a) the maximum number of shares for which Options may be granted under the Plan, except as provided in Section 14 hereof; or (b) the option prices other than to change the manner of determining the fair market value of the Common Stock for the purpose of Section 8(d) hereof to conform with any then applicable provisions of the Code or regulations thereunder; or (c) the periods during which Options may be, granted or exercised; or (d) the provisions relating to the determination of persons to whom Options shall be granted and the number of shares to be covered by such Options; or (e) the provisions relating to adjustments to be made upon changes in capitalization. The termination or any modification or amendment of the Plan shall not, without the consent of the person to whom any Option shall theretofore have been granted, affect that person's rights under an Option


1997 STOCK COMPENSATION PLAN - Page 17
theretofore granted to such person. With the consent of the person to whom such Option was granted, an outstanding Option may be modified or amended by the Committee in such manner as it may deem appropriate and consistent with the requirements of this Plan applicable to the grant of a new Option on the date of modification or amendment.

         22. Withholding. Whenever an optionee shall recognize compensation income as a result of the exercise of any Option or SAR granted under the Plan, the optionee shall remit in cash to the Company or Subsidiary the minimum amount of federal income and employment tax withholding which the Company or Subsidiary is required to remit to the Internal Revenue Service in accordance with the then current provisions of the Code. The full amount of such withholding shall be paid by the optionee simultaneously with the award or exercise of an Option or SAR, as applicable.

         23. Indemnification of Committee. In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceedings, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to pursue and defend the same.

         24. Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Options granted hereunder will be used for general corporate purposes.

         25. Governing Law. This Plan shall be governed by and construed in accordance with the laws of the province or state of incorporation of the Company.

         EXECUTED this 13th day of November, 1997.

                                 COTTON VALLEY RESOURCES CORPORATION

                                 By:        /s/ Eugene A. Soltero
                                    ------------------------------------------
                                    Eugene A. Soltero, Chief Executive Officer
                                                        President
ATTEST:

      /s/ Wayne T. Egan
------------------------------
Wayne T. Egan, Secretary





1997 STOCK COMPENSATION PLAN - Page 18

                                                                      EXHIBIT B


================================================================================

                                  * * * * *

                    NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

                                       of

                      COTTON VALLEY RESOURCES CORPORATION

                                  * * * * *

================================================================================

                               TABLE OF CONTENTS

                                    * * *

                    NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

                                       of

                      COTTON VALLEY RESOURCES CORPORATION

================================================================================

SECTION                                               SUBJECT                                                         PAGE
1. Purpose of Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

2. Stock Subject to the Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

3. Administration of the Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         (a)     General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         (b)     Changes in Law Applicable  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

4. Non-Employee Directors to Whom Options Shall Be Granted  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

5. Option Grants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

6. Time of Granting Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

7. Terms and Conditions of Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         (a)     Number of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         (b)     Option Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                 (1)      General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                 (2)      Termination of Status as Non-Employee Director  . . . . . . . . . . . . . . . . . . . . . .   3
                 (3)      Death . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                 (4)      Acceleration and Exercise Upon Change of Control..  . . . . . . . . . . . . . . . . . . . .   4
         (c)     Option Prices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         (d)     Exercise of Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         (e)     Nontransferability of Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         (f)     Compliance with Securities Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         (g)     Additional Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

8. Limitations on Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

9. Medium and Time of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

10. Rights as a Shareholder . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

11. Adjustments on Changes in Capitalization or Reorganization  . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         (a)     Changes in Capitalization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         (b)     Reorganization, Dissolution or Liquidation . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         (c)     Change in Par Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         (d)     Notice of Adjustments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         (e)     Effect Upon Holder of Option.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

         (f)     Right of Company to Make Adjustments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

12. Investment Purpose  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

13. No Obligation to Exercise Option  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

14. Modification, Extension, and Renewal of Options...  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

15. Effective Date of the Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

16. Termination of the Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

17. Amendment of the Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

18. Indemnification of Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

19. Withholding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

20. Application of Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

                   NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

                                       of

                      COTTON VALLEY RESOURCES CORPORATION

      1. Purpose of Plan. This Non-Employee Directors Stock Option Plan (the "Plan") is intended to encourage ownership of the common stock of COTTON VALLEY RESOURCES CORPORATION (the "Company") by Non-Employee Directors (as hereinafter defined) of the Company or any Subsidiary or Subsidiaries of the Company (as hereinafter defined) in order to provide additional incentive for such persons to promote the success and the business of the Company or its Subsidiaries and to encourage them to become and remain a Non-Employee Director of the Company or its Subsidiaries by providing such persons an opportunity to benefit from any appreciation of the common stock of the Company through the issuance of stock options to such persons in accordance with the terms of the plan.
It is further intended that options granted pursuant to this Plan shall constitute non-qualified stock options (the "Options") within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"). As used herein the term "Subsidiary" or "Subsidiaries" shall mean a corporation of which capital stock possessing fifty percent (50%) or more of the total combined voting power of all classes of its outstanding capital stock entitled to vote generally in the election of directors is owned in the aggregate by the Company directly or indirectly through one or more Subsidiaries.

      2.   Stock Subject to the Plan. Subject to adjustment as provided in
Section 11 hereof, there will be reserved for the use upon the exercise of Options to be granted from time to time under the Plan, an aggregate of 200,000 shares of the common stock, no par value, of the Company (the "Common Stock"), which shares in whole or in part shall be authorized, but unissued, shares of the Common Stock or issued shares of Common Stock which shall have been reacquired by the Company as determined from time to time by the Board of Directors. To determine the number of shares of Common Stock available at any time for the granting of Options under the Plan there shall be deducted from the total number of reserved shares of Common Stock, the number of shares of Common Stock with respect to which Options have been granted pursuant to the Plan which remain outstanding or which have been exercised. If an Option ceases to be exercisable in whole or in part, the shares representing such Option shall continue to be available under the Plan for purposes of granting Options with respect thereto.

           The Company shall not be required upon the exercise of any Option to issue or deliver any shares of stock prior to the completion of such registration or other qualification of such shares under any State or Federal law, rule or regulation as the Company shall determine to be necessary or desirable.

      3.    Administration of the Plan.

            (a) General. In the event that the Board of Directors should be comprised of at least three (3) members who are not eligible to participate in the Plan, the Plan shall be administered by the Stock Option Committee (the "Committee") appointed by the Board of Directors of the Company, which Committee shall consist of a minimum of two (2) members of the Board of Directors who are not eligible to participate in the Plan, and have not, for a period of at least one (1) year prior thereto been eligible to participate in the Plan. If at any time there shall be less than two (2) directors who are qualified to serve on the Committee, then the

NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN - Page 1

           Plan shall be administered by the full Board of Directors. All references in this Plan to the Committee shall be deemed to refer instead to the full Board of Directors at any time there is not a committee of two (2) members qualified to act hereunder. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. If the Board of Directors does not designate a Chairman of the Committee, the Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. All action of the Committee shall be taken by a majority vote of its members. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be deemed fully as effective as if it had been taken by a vote of the members present in person at the meeting duly called and held. The Committee may appoint a Secretary, shall keep minutes of its meetings, and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

                       The Committee shall have the sole authority and power, subject to the express provisions and limitations of the Plan, to construe the Plan and option agreements granted hereunder, and to adopt, prescribe, amend, and rescind rules and regulations relating to the Plan, and to make all determinations necessary or advisable for administering the Plan, including, but not limited to, (i) which Non-Employee Director shall be granted Options under the Plan, (ii) the term of each Option, (iii) the number of shares covered by such Option, (iv) the exercise price for the purchase of the shares of the Common Stock covered by the Option, (v) the period during which the Option may be exercised, (vi) whether the right to purchase the number of shares covered by the Option shall be fully vested on issuance of the Option so that such shares may be purchased in full at one time or whether the right to purchase such shares shall become vested over a period of time so that such shares may only be purchased in installments, and (vii) the time or times at which Options shall be granted. The Committee's determinations under the Plan, including the above enumerated determinations, need not be uniform and may be made by it selectively among the persons who receive, or are eligible to receive, Options under the Plan, whether or not such persons are similarly situated. The interpretation and construction by the Committee of any provision of the Plan or of any Option granted hereunder shall be final and conclusive, unless otherwise determined by the Board of Directors. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it. Upon issuing an Option under the Plan, the Committee shall report to the Board of Directors the name of the person granted the Option, the number of shares of Common Stock covered by the Option, and the terms and conditions of such Option.

                       (b) Changes in Law Applicable. If the laws relating to non-qualified stock options are changed, altered or amended during the term of the Plan, the Board of Directors shall have full authority and power to alter or amend the Plan with respect to Options to conform to such changes in the law without the necessity of obtaining further shareholder approval, unless such changes require such approval.

NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN - Page 2

           4. Non-Employee Directors to Whom Options Shall Be Granted. Options shall be granted only to Non-Employee Directors. As used herein, the term "Non-Employee Directors" shall mean only those directors of the Company or any Subsidiary of the Company who are not regular salaried employees of either the Company or a Subsidiary as of the date an Option is granted; provided, however, Non-Employee Directors shall include any directors of the Company or a Subsidiary who were formerly regular salaried employees of either the Company or a Subsidiary but who have ceased to be regular salaried employees thereof through retirement or otherwise as of the date an Option is granted. The determination of the Committee shall be conclusive as to the eligibility of any director to participate in the Plan.

           5. Option Grants. From and after approval of this Plan by the shareholders of the Company, on the day of the Non-Employee Directors' appointment or election to the Board of Directors, whichever comes first (the "Grant Date"), such individual shall be granted, without any further action on the part of the Board of Directors or such individual, an Option to purchase 1,000 shares of Common Stock (subject to adjustment in accordance with Section
11). Thereafter, on each anniversary date of the Grant Date, such individual, without any further action of the Board of Directors or the individual, shall receive an Option to purchase 1,000 shares of Common Stock assuming said individual continues to be a Non-Employee Director and subject to adjustment in accordance with Section 11.

           6. Time of Granting Options. Neither anything contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or the Shareholders of the Company nor any action taken by the Committee shall constitute the granting of any Option. The granting of an Option shall be effected only when a written Option Agreement acceptable in form and substance to the Committee, subject to the terms and conditions hereof including those set forth in Section 7 hereof, shall have been duly executed and delivered by or on behalf of the Company and the person to whom such Option shall be granted. No person shall have any rights under the Plan until such time, if any, as a written Option Agreement shall have been duly executed and delivered as set forth in this Section 6.

           7. Terms and Conditions of Options. All Options granted pursuant to this Plan must be granted within ten (10) years from the date the Plan is adopted by the Board of Directors of the Company. Each Option Agreement governing an Option granted hereunder shall be subject to at least the following terms and conditions, and shall contain such other terms and conditions, not inconsistent therewith, that the Committee shall deem appropriate:

                       (a) Number of Shares. Each Option shall state the number of shares of Common Stock which it represents.

                       (b)  Option Period.

                                  (1)   General. Each Option shall state the
                       date upon which it is granted. Each Option shall be exercisable in whole or in part during such period as is provided under the terms of the Option subject to any vesting period set forth in the Option, but in no event shall an Option be exercisable either in whole or in part after the expiration of ten (10) years from the date of grant.

                                  (2)   Termination of Status as Non-Employee
                       Director. In the event an optionee's status as a Non-Employee Director is terminated for any reason, other than the death of such optionee or a Change of Control (as hereinafter defined) prior to the full exercise of the Option, such optionee

NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN - Page 3
                       may exercise his Option at any time within ninety (90) days after such termination to the extent he was entitled to exercise such option at the date such optionee's status as a Non-Employee Director terminated; provided, however, that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted.

                                  (3)   Death. If an optionee dies while a
                       Non-Employee Director of the Company or Subsidiary and shall not have fully exercised Options granted pursuant to the Plan, such Options may be exercised in whole or in part at any time within one (1) year after the optionee's death, by the executors or administrators of the optionee's estate or by any person or persons who shall have acquired the Options directly from the optionee by bequest or inheritance, but only to the extent that the Non-Employee Director was entitled to exercise such Option at the date of such optionee's death, subject to the condition that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted.

                                  (4)   Acceleration and Exercise Upon Change
                       of Control. Notwithstanding the preceding provisions of this Section 7(b), if any Option granted under the Plan provides for either (a) an incremental vesting period whereby such Option may only be exercised in installments as each such incremental vesting period is satisfied or (b) a delayed vesting period whereby such Option may only be exercised after the lapse of a specified period of time, such as after the expiration of one (1) year, such vesting period shall be accelerated upon the occurrence of a Change of Control of the Company, or a threatened Change of Control of the Company as determined by the Committee, so that such Option shall thereupon become exercisable immediately in part or in its entirety by the holder thereof, as such holder shall elect, subject to the condition that no Option shall be exercisable after the expiration of ten
                       (1O) years from the date it is granted. For the purposes of this Plan, a "Change of Control" shall be deemed to have occurred if:

                                        (i)   Any "person", including a "group"
                                  as determined in accordance with Section
                                  13(d)(3) of the Securities Exchange Act of
                                  1934, as amended (the "Exchange Act"), and the Rules and Regulations promulgated thereunder, is or becomes, through one or a series of related transactions or through one or more intermediaries, the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting powers of the Company's then outstanding securities, other than a person who is such a beneficial owner on the effective date of the Plan and any affiliate of such person;

                                        (ii)  As a result of, or in connection
                                  with, any tender offer or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were Directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company;

NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN - Page 4

                                        (iii) Following the effective,
                                  date of the Plan, the Company is merged or consolidated with another corporation and as a result of such merger or consolidation less than 40% of the outstanding voting securities of the surviving or resulting corporation shall then be owned in the aggregate by the former shareholders of the Company, other than (x) any party to such merger or consolidation, or (y) any affiliates of any such party;

                                        (iv)  A tender offer or exchange offer
                                  is made and consummated for the ownership of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding voting, securities; or

                                        (v)   The Company transfers more than
                                  50% of its assets, or the last of a series of transfers result in the transfer of more than 50% of the assets of the Company, to another corporation that is not a wholly-owned corporation of the Company. For purposes of this subsection 7(b)(4)(v), the determination of what constitutes more than 50% of the assets of the Company shall be determined based on the sum of the values attributed to
                                  (i) the Company's real properties as
                                  determined by an independent appraisal
                                  thereof and (ii) the net book value of all other assets of the Company, each taken as of the date of the Transaction involved.

                                  In addition, upon a Change of Control, any
                       Options previously granted under the Plan may be exercised to the extent not already exercised either immediately or at any time during the term of the Option as such holder shall elect.

                       (c) 0ption Prices. The purchase price or prices of the shares of the Common Stock of the Company which shall be offered to any Non-Employee Director under the Plan and covered by each Option shall be one hundred percent (100%) of the fair market value of the Common Stock at the time of granting the Option or such higher purchase price as may be determined by the Committee at the time of granting the Option. During such time as the Common Stock of the Company is not listed upon an established stock exchange, the fair market value per share shall be deemed to be the closing sales price of the Common Stock on the National Association of Securities Dealers Automated Quotation System ("NASDAQ) on the day the Option is granted, as reported by NASDAQ, if the Common Stock is so quoted, and if not so quoted, the mean between dealer "bid" and "ask" prices of the Common Stock in the New York over-the-counter market on the day the Option is granted, as reported by the National Association of Securities Dealers, Inc. If the Common Stock is listed upon an established stock exchange or exchanges, such fair market value shall be deemed to be the highest closing price of the Common Stock on such stock exchange or exchanges on the day the Option is granted or, if no sale of the Common Stock of the Company shall have been made on any stock exchange on such day, on the next preceding day on which there was a sale of such stock. If there is no market price for the Common Stock, then the Board of Directors and the Committee may, after taking all relevant facts into consideration, determine the fair market value of the Common Stock.

NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN - Page 5

                       (d) Exercise of 0ptions. To the extent that a holder of an Option has a current right to exercise, the Option may be exercised from time to time by written notice to the Company at its principal place of business. Such notice shall state the election to exercise the Option, the number of shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall contain any investment representation required by Section 12 hereof. Such notice shall be accompanied by payment of the full purchase price of such shares and by the Option Agreement evidencing the Option. In addition, if the Option shall be exercised, pursuant to Section 7(b)(3) hereof, by any person or persons other than the optionee, such notice shall also be accompanied by appropriate proof of the right of such person or persons to exercise the Option. The Company shall deliver a certificate or certificates representing such shares as soon as practicable after the aforesaid notice and payment of such shares shall be received. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option. In the event the Option shall not be exercised in full, the Secretary of the Company shall endorse or cause to be endorsed on the Option the number of shares which has been exercised thereunder and the number of shares that remain exercisable under the Option and return such Option Agreement to the holder thereof.

                       (e) Nontransferability of Options. An Option granted pursuant to the Plan shall be exercisable only by the optionee during his or her lifetime and shall not be assignable or transferable by him or her otherwise than by Will or the laws of descent and distribution. An Option granted pursuant to the Plan shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise other than by Will or the laws of descent and distribution) and shall not be subject to execution, attachment, or similar process. Any attempted transfer, assignment, pledge, hypothecation, or other disposition of any Option or of any rights granted thereunder contrary to the foregoing provisions of this Section 7(e), or the levy of any attachment or similar process upon an Option or such rights, shall be null and void.

                       (f) Compliance with Securities Laws. At the time of exercise of any Option, the Company may require the optionee to execute any documents or take any action which may be then necessary to comply with the Securities Act of 1933, as amended (the "Securities Act") and the rules and regulations promulgated thereunder, or any other applicable federal or state laws regulating the sale and issuance of securities; and the Company may, if it deems necessary, include provisions in the stock option agreements to assure such compliance. The Company may, from time to time, change its requirements with respect to enforcing compliance with federal and state securities laws, including the request for and enforcement of agreements of investment intent, such requirements to be determined by the Company in its judgment as necessary to assure compliance with such laws. Such changes may be made with respect to any particular Option or stock issued upon exercise thereof. Without limiting the generality of the foregoing, if the Common Stock issuable upon exercise of an Option granted under the Plan is not registered under the Securities Act, the Company at the time of exercise will require that the registered owner execute and deliver an investment representation agreement to the Company in form acceptable to the Company and its counsel, and the Company will place

NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN - Page 6
           a legend on the certificate evidencing such Common Stock restricting the transfer thereof, which legend shall be substantially as follows:

                       THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW BUT HAVE BEEN ACQUIRED FOR THE PRIVATE INVESTMENT OF THE HOLDER HEREOF AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNTIL EITHER (i) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY AND ITS COUNSEL THAT REGISTRATION UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED OFFER, SALE OR TRANSFER.

                       (g) Additional Provisions. The option agreements authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, including, without limitation, restrictions upon the exercise of the Option.

           8. Limitations on Options. The maximum number of shares for which Options may be granted under the Plan to any Non-Employee Director during any calendar year shall be as determined by the Committee.

           9. Medium and Time of Payment. The purchase price of the shares of the Common Stock as to which any Option shall be exercised shall be paid in full either (i) in cash at the time of exercise of such Option, (ii) by tendering to the Company shares of the Company's Common Stock having a fair market value equal to the purchase price for the number of shares of Common Stock purchased, or (iii) partly in cash and partly in shares of the Company's Common Stock valued at fair market value as of the date of receipt of such shares by the Company. Cash payment for the shares of the Common Stock purchased upon exercise of the Option shall be in the form of either a cashier's check, certified check or money order. Personal checks may be submitted, but will not be considered as payment for the shares of the Common Stock purchased and no certificates for such shares will be issued until the personal check clears in normal banking channels. If a personal check is not paid upon presentment by the Company, then the attempted exercise of the Option will be null and void. In the event the optionee tenders shares of the Company's Common Stock in full or partial payment for the shares being purchased pursuant to the Option, the shares of Common Stock so tendered shall be accompanied by fully executed stock powers endorsed in favor of the Company with the signature on such stock power being guaranteed. If an optionee tenders shares, such optionee assumes sole and full responsibility for the tax consequences, if any, to such optionee arising therefrom.

           10. Rights as a Shareholder. The holder of an Option shall have no rights as a shareholder of the Company with respect to the shares covered by the Option until the due exercise of the Option and the date of issuance of one or more stock certificates to such holder for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in
Section 11 hereof.



NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN - Page 7

           11.   Adjustments on Changes in Capitalization or Reorganization.

                       (a) Changes in Capitalization. Subject to any required action by the Shareholders of the Company, the number of shares of Common Stock covered by the Plan, the number of shares of Common Stock covered by each outstanding Option, and the exercise price per share specified in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company after the date the Option is granted, so that upon exercise of the Option, the optionee shall receive the same number of shares the optionee would have received had the optionee been the holder of all shares subject to such optionee's outstanding Option immediately before the effective date of such change in the number of issued shares of the Common Stock of the Company.

                       (b)  Reorganization, Dissolution or Liquidation.
           Subject to any required action by the Shareholders of the Company, if the Company shall be the surviving corporation in any merger or consolidation, each outstanding Option shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the Option would have been entitled. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, shall cause each outstanding Option to terminate as of a date to be fixed by the Committee (which date shall be as of or prior to the effective date of any such dissolution or liquidation or merger or consolidation); provided, that not less than thirty (30) days written notice of the date so fixed as such termination date shall be given to each optionee, and each optionee shall, in such event, have the right, during such period of thirty (30) days preceding such termination date, to exercise such optionee's Option in whole or in part in the manner herein set forth.

                       (c) Change in Par Value. In the event of a change in the Common Stock of the Company as presently constituted, which change is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any change shall be deemed to be the Common Stock within the meaning of the Plan.

                       (d) Notice of Adjustments. To the extent that the adjustments set forth in the foregoing paragraphs of this Section 11 relate to stock or securities of the Company, such adjustments, if any, shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. The Company shall give timely notice of any adjustments made to each holder of an Option under this Plan and such adjustments shall be effective and binding on the optionee.

                       (e)  Effect Upon Holder of 0ption. Except as
           hereinbefore expressly provided in this Section 11, the holder of an Option shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class by reason of any dissolution, liquidation, merger, reorganization, or consolidation, or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any


NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN - Page 8
           class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option. Without limiting the generality of the foregoing, no adjustment shall be made with respect to the number or price of shares subject to any Option granted hereunder upon the occurrence of any of the following events:
                                  (1)   The grant or exercise of any other
                       options which may be granted or exercised under any qualified or non-qualified stock option plan or under any other employee benefit plan of the Company whether or not such options were outstanding on the date of grant of the Option or thereafter granted;

                                  (2)   The sale of any shares of Common Stock
                       in the Company's initial or any subsequent public offering, including, without limitation, shares sold upon the exercise of any overallotment option granted to the underwriter in connection with such offering;

                                  (3)   The issuance, sale or exercise of any
                       warrants to purchase shares of Common Stock whether or not such warrants were outstanding on the date of grant of the Option or thereafter issued;

                                  (4)   The issuance or sale of rights,
                       promissory notes or other securities convertible into shares of Common Stock in accordance with the terms of such securities ("Convertible Securities") whether or not such Convertible Securities were outstanding on the date of grant of the Option or were thereafter issued or sold;

                                  (5)   The issuance or sale of Common Stock
                       upon conversion or exchange of any Convertible Securities, whether or not any adjustment in the purchase price was made or required to be made upon the issuance or sale of such Convertible Securities and whether or not such Convertible Securities were outstanding on the date of grant of the Option or were thereafter issued or sold; or

                                  (6)   Upon any amendment to or change in the
                       terms of any rights or warrants to subscribe for or purchase, or options for the purchase of, Common Stock or Convertible Securities or in the terms of any Convertible Securities, including, but not limited to, any extension of any expiration date of any such right, warrant or option, any change in any exercise or purchase price provided for in any such right, warrant or option, any extension of any date through which any Convertible Securities are convertible into or exchangeable for Common Stock or any change in the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock.

                       (f) Right of Company to Make Adjustments. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

           12. Investment Purpose. Each Option under the Plan shall be granted on the condition that the purchase of the shares of stock thereunder shall be for investment purposes, and not with a view to the sale or distribution; provided, however, that in the event the shares of stock subject to such Option are registered under the Securities Act or in the event a resale of such shares of stock without such registration would otherwise be permissible, such condition

NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN - Page 9 shall be inoperative if in the opinion of counsel for the Company such condition is not required under the Securities Act or any other applicable law, regulation, or rule of any governmental agency.

           13. No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon the optionee to exercise such Option.

           14. Modification, Extension, and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Committee and the Board of Directors may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding 0ptions (to the extent not theretofore exercised). Neither the Committee nor the Board of Directors shall, however, modify any outstanding Options so as to specify a lower price or accept the surrender of outstanding Options and authorize the granting of new Options in substitution therefor specifying a lower price. Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the optionee, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

           15. Effective Date of the P]an. The Plan shall become effective upon such date as the Board of Directors of the Company shall determine, but only after the Shareholders of the Company shall have approved the Plan by the requisite vote of the Shareholders (the "Effective Date").

           16. Termination of the Plan. This Plan shall terminate as of the expiration of ten(10) years from the date of execution hereof, which date of execution is the date the Plan was approved and adopted by the Board of Directors of the Company. Options may be granted under this Plan at any time and from time to time prior to its termination. Any Option outstanding under the Plan at the time of its termination shall remain in effect until the Option shall have been exercised or shall have expired.

           17. Amendment of the Plan. The Plan may be terminated at any time by the Board of Directors of the Company. The Board of Directors may at any time and from time to time, without obtaining the approval of the Shareholders of the Company, modify or amend the Plan (including the form of Option Agreement as hereinabove mentioned) in such respects as it shall deem advisable to conform to any change in the law, or in any other respect which shall not change: (a) the maximum number of shares for which Options may be granted under the Plan, except as provided in Section 11 hereof; or (b) the option prices other than to change the manner of determining the fair market value of the Common Stock for the purpose of Section 7(c) hereof to conform with any then applicable laws or regulations thereunder; or (c) the periods during which Options may be granted or exercised; or (d) the provisions relating to the determination of persons to whom Options shall be granted and the number of shares to be covered by such Options; or (e) the provisions relating to adjustments to be made upon changes in capitalization. The termination or any modification or amendment of the Plan shall not, without the consent of the person to whom any Option shall theretofore have been granted, affect that person's rights under an Option theretofore granted to that person. With the consent of the person to whom such Option was granted, an outstanding Option may be modified or amended by the Committee in such manner as it may deem appropriate and consistent with the requirements of this Plan applicable to the grant of a new Option on the date of modification or amendment.

           18. Indemnification of Committee. In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company




NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN - Page 10 against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceedings, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgement in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to pursue and defend the same.

           19. Withholding. Whenever an optionee shall recognize compensation income as a result of the exercise of any Option granted under the Plan, the optionee shall remit in cash to the Company or Subsidiary the minimum amount of federal income and employment tax withholding which the Company or Subsidiary is required to remit to the Internal Revenue Service in accordance with the then current provisions of the Code. The full amount of such withholding shall be paid by the optionee simultaneously with the award or exercise of an Option, as applicable.

           20. Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Options granted hereunder will be used for general corporate purposes.

    EXECUTED this 13th day of November, 1997; effective, however, as of the Effective Date.


                               COTTON VALLEY RESOURCES CORPORATION

                                By:        /s/ Eugene A. Soltero
                                   --------------------------------------------
                                   Eugene A. Soltero, Chief Executive Officer

ATTEST:

    /s/ Wayne T. Egan
------------------------------
Wayne T. Egan, Secretary





NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN - Page 11

--------------------------------------------------------------------------------

                      COTTON VALLEY RESOURCES CORPORATION
                   ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
                               FEBRUARY 10, 1998

    The undersigned hereby appoints Eugene A. Soltero and James E. Hogue or either of them, with power of substitution, as proxies to vote all stock of Cotton Valley Resources Corporation (the "Company") owned by the undersigned at the Annual and Special Meeting of Stockholders to be held at 8350 N. Central Expressway, Suite M2030, Dallas, Texas 75206, at 2:00 p.m. Central Standard Time on February 10, 1998, and any adjournment thereof, on the following matters as indicated below and such other business as may properly come before the meeting.

1. [ ] FOR the election as director of all nominees listed below (except as marked to the contrary below)

  [ ] WITHHOLD AUTHORITY to vote for all nominees listed below: Eugene A. Soltero, James E. Hogue, Wayne T. Egan, Richard Lachcik and Michael Kamis.

      INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR INDIVIDUAL NOMINEES, WRITE
                   THEIR NAMES IN THE SPACE PROVIDED BELOW.
--------------------------------------------------------------------------------

2. Proposal to approve the Company's 1997 Stock Compensation Plan.
      [ ]  FOR                  [ ]  AGAINST                  [ ]  ABSTAIN

3. Proposal to approve the Company's 1997 Non-Employee Directors Stock Option Plan.
      [ ]  FOR                  [ ]  AGAINST                  [ ]  ABSTAIN

4. Proposal to approve the appointment of Hein + Associates LLP as the Independent Public Accountants of the Company for fiscal 1998, at a remuneration to be determined by the Board of Directors of the Company.
      [ ]  FOR                  [ ]  AGAINST                  [ ]  ABSTAIN

5. To transact such other business as may properly come before the meeting or any adjournments thereof.

            THIS PROXY MUST BE DATED AND SIGNED ON THE REVERSE SIDE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AS DIRECTORS, FOR THE PROPOSAL TO APPROVE THE COMPANY'S 1997 STOCK COMPENSATION PLAN, FOR THE PROPOSAL TO APPROVE THE COMPANY'S 1997 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN AND FOR THE PROPOSAL TO CERTIFY THE APPOINTMENT OF HEIN + ASSOCIATES LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

Please sign exactly as your name appears on this Proxy Card. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                   Dated: , 1998

                                                   -----------------------------
                                                     Signature of Stockholder

                                                   -----------------------------
                                                     Signature if held jointly

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

--------------------------------------------------------------------------------